UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-22037

Stone Harbor Investment Funds
(Exact name of registrant as specified in charter)

c/o Stone Harbor Investment Partners LP
31 West 52nd Street, 16th Floor
New York, NY 10019
(Address of principal executive offices) (Zip code)

Adam J. Shapiro, Esq.
c/o Stone Harbor Investment Partners LP
31 West 52nd Street, 16th Floor
New York, NY 10019
(Name and address of agent for service)

With copies to:

Michael G. Doherty, Esq.
Ropes & Gray LLP
1211 Avenue of the Americas
New York, NY 10036

Registrant’s telephone number, including area code:  (303) 623-2577

Date of fiscal year end:  May 31

Date of reporting period:  August 31, 2016

Item 1.	Schedule of Investments.

Stone Harbor Emerging Markets Debt Fund	Statement of Investments
August 31, 2016 (Unaudited)

	Reference Rate	Currency	Rate	Maturity Date	Principal Amount/ Shares*	Value Expressed (in USD)
SOVEREIGN DEBT OBLIGATIONS - 73.69%
Angola - 0.53%
Republic of Angola:
		USD	7.00%	08/16/19	3,380,250	$3,388,700	(1)
		USD	9.50%	11/12/25	2,428,000	2,423,448	(1)
		USD	9.50%	11/12/25	2,675,000	2,669,984	(2)
						8,482,132

Argentina - 5.73%
Republic of Argentina:
		EUR	7.82%	12/31/33	20,807,075	24,543,789
		EUR	7.82%	12/31/33	26,154,903	31,216,706
		USD	8.28%	12/31/33	2,853,147	3,281,119
		USD	8.28%	12/31/33	9,473,634	10,610,470
		EUR	0.00%	12/15/35	80,617,583	9,262,265	(3)
		EUR	2.26%	12/31/38	7,791,000	5,529,313	(4)
		USD	2.50%	12/31/38	9,210,000	6,389,438	(4)
		USD	7.65%	04/22/46	252,000	285,705	(1)
						91,118,805

Azerbaijan - 0.82%
Republic of Azerbaijan		USD	4.75%	03/18/24	12,637,000	13,000,314	(2)

Bahrain - 0.31%
Kingdom of Bahrain		USD	7.00%	01/26/26	4,664,000	4,961,330	(2)

Brazil - 3.40%
Brazil Minas SPE via State of Minas Gerais:
		USD	5.33%	02/15/28	496,000	483,600	(2)
		USD	5.33%	02/15/28	9,000,000	8,775,000	(1)
Republic of Brazil:
		USD	4.25%	01/07/25	3,768,000	3,783,072
		USD	8.75%	02/04/25	834,000	1,100,880
		USD	6.00%	04/07/26	23,677,000	26,488,644
		USD	5.00%	01/27/45	5,607,000	5,249,553
		USD	5.63%	02/21/47	8,048,000	8,158,660
						54,039,409

Cameroon - 0.13%
Republic of Cameroon		USD	9.50%	11/19/25	1,834,000	2,032,301	(2)

Chile - 0.44%
Republic of Chile:
		USD	3.13%	03/27/25	1,000,000	1,081,250
		USD	3.13%	01/21/26	5,541,000	5,984,280
						7,065,530

Colombia - 2.52%
Bogota Distrio Capital		COP	9.75%	07/26/28	7,870,000,000	2,737,144	(1)
Republic of Colombia:
		USD	4.38%	07/12/21	13,792,000	14,936,736
		USD	4.00%	02/26/24	6,547,000	6,907,085
		USD	10.38%	01/28/33	2,006,000	3,189,540
		USD	7.38%	09/18/37	4,570,000	6,156,932
		USD	6.13%	01/18/41	272,000	328,780

	Reference Rate	Currency	Rate	Maturity Date	Principal Amount/ Shares*	Value Expressed (in USD)
Colombia (continued)
Republic of Colombia: (continued)
		USD	5.63%	02/26/44	3,862,000	$4,475,093
		USD	5.00%	06/15/45	1,244,000	1,352,850
						40,084,160

Costa Rica - 2.49%
Republic of Costa Rica:
		USD	4.25%	01/26/23	13,058,000	12,960,065	(1)
		USD	4.38%	04/30/25	2,881,000	2,830,582	(2)
		USD	4.38%	04/30/25	4,745,000	4,661,963	(1)
		USD	7.00%	04/04/44	17,499,000	19,161,405	(2)
						39,614,015

Croatia - 2.06%
Croatian Government:
		USD	6.63%	07/14/20	6,726,000	7,482,675	(1)
		USD	6.38%	03/24/21	4,148,000	4,619,835	(2)
		USD	5.50%	04/04/23	10,734,000	11,767,147	(1)
		USD	6.00%	01/26/24	7,887,000	8,882,734	(2)
						32,752,391

Dominican Republic - 3.04%
Dominican Republic:
		USD	9.04%	01/23/18	3,129,148	3,293,428	(1)
		USD	7.50%	05/06/21	16,799,000	18,940,872	(1)
		USD	6.60%	01/28/24	9,856,000	11,124,960	(1)
		USD	5.88%	04/18/24	3,300,000	3,547,500	(2)
		USD	5.50%	01/27/25	3,733,000	3,970,979	(1)
		USD	6.88%	01/29/26	6,392,000	7,414,720	(1)
						48,292,459

Ecuador - 0.22%
Republic of Ecuador		USD	7.95%	06/20/24	3,920,000	3,454,500	(1)

Egypt - 0.78%
Republic of Egypt:
		USD	5.88%	06/11/25	10,758,000	10,179,757	(2)
		USD	6.88%	04/30/40	2,350,000	2,267,750	(2)
						12,447,507

El Salvador - 1.66%
Republic of El Salvador:
		USD	7.38%	12/01/19	220,000	236,775	(2)
		USD	7.75%	01/24/23	7,184,000	8,082,000	(1)
		USD	5.88%	01/30/25	900,000	918,000	(1)
		USD	7.65%	06/15/35	16,253,000	17,228,180	(1)
						26,464,955

Ethiopia - 0.20%
Federal Democratic Republic of Ethiopia		USD	6.63%	12/11/24	3,224,000	3,159,520	(2)

Gabon - 0.88%
Republic of Gabon:
		USD	8.20%	12/12/17	50,000	51,688	(2)
		USD	6.38%	12/12/24	2,560,000	2,385,600	(1)
		USD	6.38%	12/12/24	7,430,995	6,924,758	(2)
		USD	6.95%	06/16/25	5,024,000	4,703,720	(2)
						14,065,766

	Reference Rate	Currency	Rate	Maturity Date	Principal Amount/ Shares*	Value Expressed (in USD)
Georgia - 0.29%
Republic of Georgia		USD	6.88%	04/12/21	4,081,000	$4,580,922	(2)

Ghana - 0.91%
Republic of Ghana:
		USD	8.50%	10/04/17	1,581,000	1,616,573	(1)
		USD	7.88%	08/07/23	2,786,193	2,591,159	(2)
		USD	10.75%	10/14/30	3,200,000	3,628,320	(1)
		USD	10.75%	10/14/30	5,892,000	6,680,644	(2)
						14,516,696

Hungary - 3.29%
Republic of Hungary:
		USD	6.38%	03/29/21	15,197,000	17,552,535
		USD	5.38%	02/21/23	19,981,000	22,678,435
		USD	5.75%	11/22/23	6,028,000	7,037,690
		USD	5.38%	03/25/24	4,342,000	4,993,300
						52,261,960

Indonesia - 3.89%
Republic of Indonesia:
		USD	3.38%	04/15/23	4,068,000	4,189,715	(2)
		USD	5.38%	10/17/23	7,084,000	8,178,195	(1)
		USD	5.88%	01/15/24	4,540,000	5,374,225	(2)
		USD	4.75%	01/08/26	5,593,000	6,238,968	(2)
		USD	8.50%	10/12/35	6,681,000	10,138,785	(1)
		USD	6.63%	02/17/37	4,759,000	6,242,738	(1)
		USD	7.75%	01/17/38	4,214,000	6,091,463	(1)
		USD	5.25%	01/17/42	1,600,000	1,843,680	(1)
		USD	6.75%	01/15/44	1,100,000	1,510,910	(2)
		USD	5.13%	01/15/45	10,485,000	12,009,047	(2)
						61,817,726

Iraq - 0.11%
Republic of Iraq		USD	5.80%	01/15/28	2,226,000	1,805,843	(1)

Ivory Coast - 1.68%
Ivory Coast Government:
		USD	5.38%	07/23/24	2,916,000	2,917,823	(2)
		USD	6.38%	03/03/28	4,890,000	5,125,331	(2)
		USD	5.75%	12/31/32	18,765,450	18,706,808	(1)(4)
						26,749,962

Jamaica - 0.58%
Jamaican Government:
		USD	7.63%	07/09/25	2,913,000	3,408,210
		USD	8.00%	03/15/39	4,874,000	5,775,690
						9,183,900

Kazakhstan - 0.40%
Republic of Kazakhstan		USD	5.13%	07/21/25	5,707,000	6,431,076	(2)

Kenya - 0.59%
Republic of Kenya:
		USD	5.88%	06/24/19	832,000	850,720	(2)
		USD	6.88%	06/24/24	618,000	607,571	(1)
		USD	6.88%	06/24/24	8,083,000	7,946,600	(2)
						9,404,891

	Reference Rate	Currency	Rate	Maturity Date	Principal Amount/ Shares*	Value Expressed (in USD)
Lebanon - 2.71%
Lebonese Republic:
		USD	6.25%	11/04/24	8,586,000	$8,414,280
		USD	6.60%	11/27/26	9,180,000	9,111,150
		USD	6.75%	11/29/27	3,766,000	3,761,292
		USD	6.65%	02/26/30	16,774,000	16,522,390
		USD	7.05%	11/02/35	5,277,000	5,290,193
						43,099,305

Lithuania - 0.11%
Republic of Lithuania		USD	7.38%	02/11/20	1,413,000	1,676,171	(2)

Malaysia - 0.67%
1MDB Global Investments Ltd.		USD	4.40%	03/09/23	12,500,000	10,656,250	(1)

Mexico - 2.37%
United Mexican States:
		USD	4.00%	10/02/23	23,430,000	25,509,413
		USD	3.60%	01/30/25	4,775,000	5,061,500
		USD	4.13%	01/21/26	6,477,000	7,113,365
						37,684,278

Montenegro - 0.25%
Republic of Montenegro		EUR	5.75%	03/10/21	3,394,000	3,973,521	(2)

Namibia - 0.53%
Republic of Namibia		USD	5.25%	10/29/25	7,896,000	8,414,175	(2)

Nigeria - 0.36%
Republic of Nigeria		USD	5.13%	07/12/18	5,664,000	5,734,800	(1)

Oman - 0.44%
Oman Government		USD	4.75%	06/15/26	6,792,000	7,038,210	(2)

Panama - 2.68%
Republic of Panama:
		USD	3.75%	03/16/25	6,117,000	6,644,591
		USD	8.88%	09/30/27	1,393,000	2,108,654
		USD	3.88%	03/17/28	1,530,000	1,684,913
		USD	9.38%	04/01/29	18,584,000	29,246,570
		USD	8.13%	04/28/34	2,063,000	3,009,401
						42,694,129

Paraguay - 0.42%
Republic of Paraguay		USD	6.10%	08/11/44	5,798,000	6,682,195	(2)

Peru - 2.10%
Republic of Peru:
		USD	4.13%	08/25/27	7,639,000	8,708,460
		USD	8.75%	11/21/33	7,523,000	12,262,490
		USD	6.55%	03/14/37	5,762,000	8,182,040
		USD	5.63%	11/18/50	3,231,000	4,272,998
						33,425,988

Philippines - 1.07%
Republic of Philippines		USD	9.50%	02/02/30	9,716,000	16,948,833

Poland - 2.06%
Republic of Poland:
		USD	5.00%	03/23/22	2,667,000	3,057,049
		USD	3.00%	03/17/23	2,043,000	2,134,935

	Reference Rate	Currency	Rate	Maturity Date	Principal Amount/ Shares*	Value Expressed (in USD)
Poland (continued)
Republic of Poland: (continued)
		USD	4.00%	01/22/24	3,329,000	$3,703,512
		USD	3.25%	04/06/26	22,505,000	23,939,694
						32,835,190

Romania - 1.03%
Romanian Government International Bond:
		USD	6.75%	02/07/22	3,571,000	4,336,087	(2)
		USD	6.75%	02/07/22	3,587,000	4,355,515	(1)
		USD	4.38%	08/22/23	1,069,000	1,182,581	(1)
		USD	4.38%	08/22/23	3,860,000	4,270,125	(2)
		USD	4.88%	01/22/24	734,000	839,971	(1)
		USD	4.88%	01/22/24	1,249,000	1,429,325	(2)
						16,413,604

Russia - 3.70%
Russian Federation:
		USD	5.00%	04/29/20	10,331,000	11,152,314	(2)
		USD	4.88%	09/16/23	38,400,000	42,144,000	(1)
		USD	12.75%	06/24/28	430,000	777,225	(1)
		USD	5.63%	04/04/42	4,200,000	4,828,950	(1)
						58,902,489

Serbia - 1.40%
Republic of Serbia:
		USD	5.88%	12/03/18	1,505,000	1,600,003	(1)
		USD	4.88%	02/25/20	5,989,000	6,254,762	(2)
		USD	4.88%	02/25/20	9,790,000	10,224,431	(1)
		USD	7.25%	09/28/21	3,553,000	4,130,363	(1)
						22,209,559

South Africa - 1.68%
Republic of South Africa:
		USD	5.88%	05/30/22	3,342,000	3,733,850
		USD	5.88%	09/16/25	20,384,000	22,906,520
						26,640,370

Sri Lanka - 2.01%
Republic of Sri Lanka:
		USD	5.13%	04/11/19	484,000	489,982	(2)
		USD	6.25%	07/27/21	9,264,000	9,795,105	(1)
		USD	5.88%	07/25/22	10,255,000	10,598,337	(2)
		USD	6.13%	06/03/25	2,403,000	2,471,654	(2)
		USD	6.85%	11/03/25	4,803,000	5,152,875	(2)
		USD	6.83%	07/18/26	3,262,000	3,510,140	(2)
						32,018,093

Trinidad - 0.43%
Republic of Trinidad & Tobago		USD	4.38%	01/16/24	6,456,000	6,827,220	(2)

Turkey - 3.99%
Republic of Turkey:
		USD	7.00%	03/11/19	5,103,000	5,575,027
		USD	7.50%	11/07/19	1,644,000	1,845,390
		USD	7.00%	06/05/20	4,293,000	4,792,061
		USD	5.63%	03/30/21	4,285,000	4,601,019
		USD	6.25%	09/26/22	14,999,000	16,658,264
		USD	5.75%	03/22/24	3,767,000	4,103,676
		USD	6.88%	03/17/36	7,574,000	9,088,800
		USD	6.75%	05/30/40	4,378,000	5,245,391

Reference Rate	Currency	Rate	Maturity Date	Principal Amount/ Shares*	Value Expressed (in USD)
Turkey (continued)
Republic of Turkey: (continued)
	USD	4.88%	04/16/43	8,745,000	$8,373,338
	USD	6.63%	02/17/45	2,710,000	3,241,838
					63,524,804

Ukraine - 3.27%
Ukraine Government:
	USD	7.75%	09/01/19	4,984,000	4,990,230	(2)
	USD	7.75%	09/01/20	24,315,000	24,102,244	(2)
	USD	7.75%	09/01/21	4,817,000	4,744,745	(2)
	USD	7.75%	09/01/22	7,331,000	7,191,711	(2)
	USD	7.75%	09/01/23	2,553,000	2,494,281	(2)
	USD	7.75%	09/01/25	8,770,000	8,498,130	(2)
					52,021,341

Uruguay - 2.34%
Republic of Uruguay:
	USD	4.50%	08/14/24	3,971,262	4,457,742
	USD	4.38%	10/27/27	15,507,000	16,863,862
	USD	5.10%	06/18/50	15,005,079	15,886,627
					37,208,231

Venezuela - 0.44%
Republic of Venezuela:
	USD	13.63%	08/15/18	6,704,000	4,676,040	(1)
	USD	8.25%	10/13/24	5,354,800	2,382,886	(1)
					7,058,926

Zambia - 0.68%
Republic of Zambia:
	USD	5.38%	09/20/22	1,398,000	1,229,366	(1)
	USD	8.50%	04/14/24	1,000,000	984,375	(1)
	USD	8.50%	04/14/24	1,411,000	1,388,953	(2)
	USD	8.97%	07/30/27	2,724,000	2,676,330	(1)
	USD	8.97%	07/30/27	4,671,000	4,589,258	(2)
					10,868,282

TOTAL SOVEREIGN DEBT OBLIGATIONS					1,172,344,034
(Cost $1,107,567,527)

BANK LOANS - 1.77%
Brazil - 1.76%
Banco de Investimentos Credit Suisse Brasil SA - Brazil Loan Tranche A	USD	6.25%	01/10/18	12,400,000	12,898,480
Banco de Investimentos Credit Suisse Brasil SA - Brazil Loan Tranche B	USD	6.25%	01/10/18	14,600,000	15,186,920
					28,085,400

Indonesia - 0.01%
PT Bakrie & Brothers TBK	USD	0.00%	11/25/14	624,912	93,737	(5)

TOTAL BANK LOANS					28,179,137
(Cost $27,249,965)

CORPORATE BONDS - 19.76%
Argentina - 0.58%
Arcor SAIC	USD	6.00%	07/06/23	1,483,000	1,599,786	(2)
Cablevision SA	USD	6.50%	06/15/21	1,904,000	1,994,440	(2)
Petrobras Argentina SA	USD	7.38%	07/21/23	1,769,000	1,815,436	(2)

Reference Rate		Currency	Rate	Maturity Date	Principal Amount/ Shares*	Value Expressed (in USD)
Argentina (continued)
YPF SA		USD	8.75%	04/04/24	3,528,000	$3,792,600	(2)
						9,202,262

Azerbaijan - 1.10%
Southern Gas Corridor CJSC		USD	6.88%	03/24/26	1,400,000	1,568,000	(2)
State Oil Co. of the Azerbaijan Republic		USD	4.75%	03/13/23	12,140,000	11,912,375
State Oil Company		USD	6.95%	03/18/30	3,688,000	4,010,700
						17,491,075

Brazil - 0.94%
Cosan Luxembourg SA		USD	7.00%	01/20/27	2,772,000	2,941,785	(2)
ESAL GmbH		USD	6.25%	02/05/23	2,126,000	2,163,205	(2)
GTL Trade Finance, Inc.		USD	5.89%	04/29/24	2,019,000	2,024,047	(2)
Marfrig Holdings Europe BV		USD	8.00%	06/08/23	3,654,000	3,822,998	(2)
Petrobras Global Finance BV:
		USD	8.38%	05/23/21	3,163,000	3,401,886
		USD	8.75%	05/23/26	502,000	552,250
						14,906,171

Chile - 2.05%
Banco del Estado de Chile		USD	3.88%	02/08/22	3,277,000	3,526,871	(2)
Codelco, Inc.:
		USD	3.00%	07/17/22	17,668,000	17,718,531	(2)
		USD	4.50%	09/16/25	468,000	497,016	(2)
		USD	6.15%	10/24/36	8,279,000	9,856,977	(1)
VTR Finance BV		USD	6.88%	01/15/24	911,000	960,832	(2)
						32,560,227

China - 2.12%
CNOOC Finance 2015 USA LLC		USD	3.50%	05/05/25	1,731,000	1,811,675
Sinochem Offshore Capital Co. Ltd.		USD	3.25%	04/29/19	1,835,000	1,883,717	(2)
Sinochem Overseas Capital Co. Ltd.:
		USD	4.50%	11/12/20	2,614,000	2,836,500	(1)
		USD	4.50%	11/12/20	13,311,000	14,444,014	(2)
		USD	6.30%	11/12/40	4,353,000	6,005,179	(1)
Sinopec Group Overseas Development 2016 Ltd.		USD	3.50%	05/03/26	3,552,000	3,755,155	(2)
Three Gorges Finance I Cayman Islands Ltd.		USD	3.15%	06/02/26	2,946,000	3,035,425	(2)
						33,771,665

Colombia - 0.78%
Ecopetrol SA:
		USD	4.13%	01/16/25	9,960,000	9,673,650
		USD	5.38%	06/26/26	700,000	717,710
		USD	7.38%	09/18/43	943,000	1,022,212
		USD	5.88%	05/28/45	1,118,000	1,052,038
						12,465,610

Costa Rica - 0.24%
Banco Nacional de Costa Rica		USD	5.88%	04/25/21	3,673,000	3,842,876	(2)

Ecuador - 0.83%
EP PetroEcuador via Noble Sovereign Funding I Ltd.	Libor+5.63%	USD	6.27%	09/24/19	13,470,053	13,150,139	(1)(3)

Indonesia - 1.13%
Pertamina Persero PT:
		USD	5.25%	05/23/21	2,900,000	3,158,822	(1)
		USD	4.88%	05/03/22	6,500,000	7,014,203	(2)

	Reference Rate	Currency	Rate	Maturity Date	Principal Amount/ Shares*	Value Expressed (in USD)
Indonesia (continued)
Pertamina Persero PT: (continued)
		USD	6.00%	05/03/42	2,529,000	$2,795,392	(1)
		USD	6.45%	05/30/44	4,385,000	5,063,272	(1)
						18,031,689

Jamaica - 0.50%
Digicel Group Ltd.:
		USD	8.25%	09/30/20	1,293,000	1,170,165	(2)
		USD	7.13%	04/01/22	8,396,000	6,842,740	(2)
						8,012,905

Kazakhstan - 1.75%
KazMunayGas National Co. JSC:
		USD	9.13%	07/02/18	1,906,000	2,103,300	(1)
		USD	7.00%	05/05/20	1,627,000	1,814,259	(1)
		USD	7.00%	05/05/20	4,185,000	4,666,673	(2)
		USD	6.38%	04/09/21	3,877,000	4,252,584	(1)
		USD	6.38%	04/09/21	8,282,000	9,084,319	(2)
Zhaikmunai LLP:
		USD	6.38%	02/14/19	3,424,000	3,188,600	(2)
		USD	7.13%	11/13/19	3,005,000	2,794,650	(2)
						27,904,385

Malaysia - 1.21%
Petronas Capital Ltd.:
		USD	3.50%	03/18/25	1,815,000	1,948,757	(1)
		USD	3.50%	03/18/25	9,604,000	10,311,772	(2)
		USD	4.50%	03/18/45	6,025,000	7,033,471	(2)
						19,294,000

Mexico - 4.78%
Banco Nacional de Comercio Exterior SNC		USD	3.80%	08/11/26	2,272,000	2,277,680	(2)(3)
Cemex SAB de CV:
		USD	6.13%	05/05/25	2,965,000	3,131,930	(2)
		USD	7.75%	04/16/26	3,944,000	4,471,692	(2)
Comision Federal de Electricidad		USD	4.88%	01/15/24	1,784,000	1,931,180	(2)
Petroleos Mexicanos:
		USD	6.00%	03/05/20	1,533,000	1,681,318
		USD	5.50%	01/21/21	651,000	702,429
		USD	6.38%	02/04/21	2,259,000	2,507,038	(2)
		USD	4.88%	01/24/22	1,835,000	1,917,575
		USD	3.50%	01/30/23	3,045,000	2,966,743
		USD	4.88%	01/18/24	14,844,000	15,511,980
		EUR	5.50%	02/24/25	2,275,000	2,934,157	(1)
		USD	4.50%	01/23/26	1,998,000	2,007,990
		USD	6.88%	08/04/26	1,820,000	2,120,482	(1)
		USD	6.88%	08/04/26	3,940,000	4,590,494	(2)
		USD	9.50%	09/15/27	1,231,000	1,507,975
		USD	6.63%	06/15/35	1,133,000	1,229,305
		USD	6.50%	06/02/41	9,669,000	10,298,452
		USD	5.50%	06/27/44	6,271,000	5,957,450
		USD	6.38%	01/23/45	7,507,000	7,943,157
		USD	5.63%	01/23/46	11,000	10,662
Sixsigma Networks Mexico SA de CV		USD	8.25%	11/07/21	413,000	413,413	(2)
						76,113,102

Morocco - 0.15%
OCP SA		USD	5.63%	04/25/24	2,190,000	2,417,213	(2)

Reference Rate	Currency	Rate	Maturity Date	Principal Amount/ Shares*	Value Expressed (in USD)
Peru - 0.23%
Peru Payroll Deduction Finance Ltd.	USD	0.00%	11/01/29	4,622,863	$3,594,276	(1)(6)

South Africa - 0.99%
Eskom Holdings SOC Ltd.:
	USD	5.75%	01/26/21	455,000	447,151	(1)
	USD	6.75%	08/06/23	4,174,000	4,153,130	(2)
	USD	7.13%	02/11/25	654,000	650,730	(1)
	USD	7.13%	02/11/25	10,463,000	10,410,685	(2)
					15,661,696

Venezuela - 0.38%
Petroleos de Venezuela	USD	6.00%	05/16/24	10,810,000	4,053,750	(1)
Petroleos de Venezuela SA	USD	6.00%	11/15/26	5,300,000	1,964,975	(1)
					6,018,725

TOTAL CORPORATE BONDS					314,438,016
(Cost $291,315,313)

CREDIT LINKED NOTES - 0.45%
Iraq - 0.45%
Republic of Iraq (Counterparty: Bank of America - Merrill Lynch):
	JPY	2.59%	01/01/28	744,883,196	4,868,936	(3)
	JPY	2.84%	01/01/28	340,343,990	2,224,662	(3)
					7,093,598

TOTAL CREDIT LINKED NOTES					7,093,598
(Cost $9,922,019)

SHORT TERM INVESTMENTS - 2.88%
Money Market Mutual Funds - 2.88%
Dreyfus Institutional Cash Advantage Fund - Institutional Advantage Class (7-Day Yield)	USD	0.34%	N/A	45,745,923	45,745,923

TOTAL SHORT TERM INVESTMENTS					45,745,923
(Cost $45,745,923)

Total Investments - 98.55%					1,567,800,708
(Cost $1,481,800,747)
Other Assets In Excess of Liabilities - 1.45%					23,125,526	(7)

Net Assets - 100.00%					$1,590,926,234

* The principal amount/shares of each security is stated in the currency in which the security is denominated.

Currency Abbreviations:
COP	-	Colombian Peso
EUR	-	Euro Currency
JPY	-	Japanese Yen
USD	-	United States Dollar

(1)
Securities were originally issued pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration.  Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.  As of August 31, 2016, the aggregate market value of those securities was $367,123,955, which represents approximately 23.08% of net assets.

(2)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration.  Total market value of Rule 144A securities amounts to $458,235,120, which represents approximately 28.79% of net assets as of August 31, 2016.

(3)	Floating or variable rate security. Interest rate disclosed is that which is in effect as of August 31, 2016.
(4)	Step bond. Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect as of August 31, 2016.
(5)	Security is in default and therefore is non-income producing.
(6)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(7)	Includes cash which is being held as collateral for derivatives.

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS

Counterparty	Foreign Currency	Contracted Amount**	Purchase/ Sale Contract	Settlement Date	Current Value	Unrealized Appreciation/ (Depreciation)

Citigroup Global Markets	COP	6,513,323,500	Sale	09/30/16	$2,178,147	$55,120
Citigroup Global Markets	EUR	8,632,404	Sale	09/09/16	9,632,930	24,637
Citigroup Global Markets	JPY	701,600,200	Sale	09/09/16	6,783,918	12,216
J.P. Morgan Chase & Co.	EUR	58,717,504	Purchase	09/09/16	65,523,071	114,179
J.P. Morgan Chase & Co.	EUR	9,393,204	Sale	10/11/16	10,496,284	245
J.P. Morgan Chase & Co.	JPY	738,820,100	Sale	10/11/16	7,153,485	10,845
						$217,242

Citigroup Global Markets	EUR	1,159,286	Purchase	09/09/16	$1,293,652	$(2,096)
Citigroup Global Markets	EUR	51,244,386	Sale	09/09/16	57,183,793	(152,631)
J.P. Morgan Chase & Co.	EUR	60,512,100	Sale	10/11/16	67,618,272	(112,668)
J.P. Morgan Chase & Co.	JPY	701,600,200	Purchase	09/09/16	6,783,918	(8,676)
						$(276,071)

**    The contracted amount is stated in the currency in which the contract is denominated.

CREDIT DEFAULT SWAP CONTRACTS ON SOVEREIGN DEBT OBLIGATIONS ISSUE - SELL PROTECTION(1)

Reference Obligations	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at August 31, 2016(2)	Notional Amount(3)	Value	Upfront Premiums Received	Unrealized Appreciation
United Mexican States	J.P. Morgan Chase & Co.	1.000%	06/20/2026	2.060%	$5,000,000	$(444,997)	$512,438	$67,441
United Mexican States	Goldman Sachs & Co.	1.000%	06/20/2026	2.060%	3,050,000	(271,448)	307,433	35,985
United Mexican States	Goldman Sachs & Co.	1.000%	06/20/2026	2.060%	4,677,589	(416,302)	486,562	70,259
United Mexican States	J.P. Morgan Chase & Co.	1.000%	06/20/2026	2.060%	2,820,000	(250,978)	295,247	44,269
Petroleos de Venezuela	Credit Suisse First Boston	5.000%	12/20/2016	86.510%	25,920,000	(5,511,238)	6,426,086	914,849
						$(6,894,963)	$8,027,766	$1,132,803

(1)
If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)
Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)
The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

See Notes to Quarterly Statement of Investments

Stone Harbor High Yield Bond Fund	Statement of Investments
August 31, 2016 (Unaudited)

	Reference Rate	Currency	Rate	Maturity Date	Principal Amount/ Shares*	Value Expressed (in USD)

CORPORATE BONDS - 89.41%
Automotive - 2.35%
Adient Global Holdings Ltd.		USD	4.88%	08/15/26	485,000	$492,881	(1)
Dana Financing Luxembourg Sarl		USD	6.50%	06/01/26	885,000	929,250	(1)
Fiat Chrysler Automobiles NV		USD	5.25%	04/15/23	1,495,000	1,547,699
Goodyear Tire & Rubber Co.		USD	5.13%	11/15/23	510,000	535,500
MPG Holdco I, Inc.		USD	7.38%	10/15/22	1,200,000	1,242,744
ZF North America Capital, Inc.		USD	4.75%	04/29/25	1,325,000	1,411,125	(1)
						6,159,199

Building Products - 4.14%
Building Materials Corp. of America		USD	5.38%	11/15/24	1,145,000	1,222,287	(1)
Griffon Corp.		USD	5.25%	03/01/22	2,530,000	2,552,138
Masonite International Corp.		USD	5.63%	03/15/23	825,000	878,625	(1)
NCI Building Systems, Inc.		USD	8.25%	01/15/23	995,000	1,094,500	(1)
Norbord, Inc.		USD	6.25%	04/15/23	1,505,000	1,606,588	(1)
RSI Home Products, Inc.		USD	6.50%	03/15/23	1,275,000	1,351,500	(1)
Summit Materials LLC / Summit Materials Finance Corp.		USD	6.13%	07/15/23	1,010,000	1,030,200
US Concrete, Inc.		USD	6.38%	06/01/24	1,070,000	1,118,150
						10,853,988

Capital Goods - 0.64%
SPX FLOW, Inc.:
		USD	5.63%	08/15/24	1,430,000	1,472,900	(1)
		USD	5.88%	08/15/26	200,000	207,000	(1)
						1,679,900

Reference Rate	Currency	Rate	Maturity Date	Principal Amount/ Shares*	Value Expressed (in USD)
Chemicals - 2.76%
Axalta Coating Systems LLC	USD	4.88%	08/15/24	400,000	$418,000	(1)
CeramTec Group GmbH	EUR	8.25%	08/15/21	850,000	1,014,526	(2)
Chemtura Corp.	USD	5.75%	07/15/21	3,087,000	3,225,915
Lyond Basel Escrow	USD	0.00%	08/15/15	25,000	0	(3)
Lyondell Chemical Co.	USD	0.00%	08/15/15	945,000	0	(3)
Trinseo Materials Operating SCA / Trinseo Materials Finance, Inc.	USD	6.75%	05/01/22	1,795,000	1,898,212	(1)
Valvoline, Inc.	USD	5.50%	07/15/24	660,000	694,320	(1)
					7,250,973

Consumer Products - 2.62%
ACCO Brands Corp.	USD	6.75%	04/30/20	878,000	935,070
Energizer SpinCo, Inc.	USD	5.50%	06/15/25	1,345,000	1,405,525	(1)
Prestige Brands, Inc.	USD	6.38%	03/01/24	695,000	745,387	(1)
Revlon Consumer Products Corp., Series WI	USD	5.75%	02/15/21	895,000	919,613
Revlon Escrow Corp.	USD	6.25%	08/01/24	815,000	847,600	(1)
Spectrum Brands, Inc.:
	USD	6.13%	12/15/24	980,000	1,062,075
	USD	5.75%	07/15/25	885,000	963,544
					6,878,814

Containers/Packaging - 3.01%
Albea Beauty Holdings SA	USD	8.38%	11/01/19	1,116,000	1,175,985	(1)
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc.	USD	7.25%	05/15/24	2,005,000	2,142,844	(1)
Ball Corp.	USD	5.25%	07/01/25	620,000	673,475
Berry Plastics Corp.	USD	6.00%	10/15/22	775,000	829,734
Owens-Brockway Glass Container, Inc.	USD	5.88%	08/15/23	1,465,000	1,605,091	(1)
Signode Industrial Group Lux SA/Signode Industrial Group US, Inc.	USD	6.38%	05/01/22	1,445,000	1,481,125	(1)
					7,908,254

Drillers/Services - 1.81%
Cheniere Corpus Christi Holdings LLC	USD	7.00%	06/30/24	740,000	795,500	(1)
Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp.	USD	6.25%	04/01/23	615,000	602,700
FTS International, Inc.	USD	6.25%	05/01/22	1,625,000	576,875
Hornbeck Offshore Services, Inc.:
	USD	5.88%	04/01/20	827,000	508,605
	USD	5.00%	03/01/21	1,107,000	639,292

	Reference Rate	Currency	Rate	Maturity Date	Principal Amount/ Shares*	Value Expressed (in USD)
Drillers/Services (continued)
SESI LLC		USD	7.13%	12/15/21	815,000	$800,738
Weatherford International Ltd.		USD	7.75%	06/15/21	840,000	828,450
						4,752,160

Electric - 4.56%
Calpine Corp.		USD	5.75%	01/15/25	1,980,000	1,980,000
Dynegy, Inc.		USD	6.75%	11/01/19	1,920,000	1,977,600
GenOn Energy, Inc.		USD	9.50%	10/15/18	3,572,000	2,812,950
NRG Energy, Inc.:
		USD	6.25%	07/15/22	2,235,000	2,293,669
		USD	6.63%	01/15/27	655,000	657,043	(1)
Talen Energy Supply LLC		USD	4.63%	07/15/19	2,380,000	2,249,100	(1)
						11,970,362

Exploration & Production - 7.08%
Continental Resource		USD	4.90%	06/01/44	1,120,000	940,800
Continental Resources, Inc.		USD	5.00%	09/15/22	1,350,000	1,312,875
Denbury Resources, Inc.		USD	9.00%	05/15/21	928,000	958,160	(1)
EP Energy LLC / EP Energy Finance, Inc., Series WI		USD	9.38%	05/01/20	1,173,000	762,450
EP Energy LLC / Everest Acquisition Finance, Inc.		USD	6.38%	06/15/23	945,000	522,112
Halcon Resources Corp.		USD	9.75%	07/15/20	1,658,000	418,645	(3)
Laredo Petroleum, Inc.		USD	7.38%	05/01/22	1,288,000	1,307,320
Linn Energy LLC / Linn Energy Finance Corp.:
		USD	7.75%	02/01/21	2,119,000	466,180	(3)
		USD	6.50%	09/15/21	705,000	155,100	(3)
Marathon Oil Corp.:
		USD	6.80%	03/15/32	585,000	617,699
		USD	6.60%	10/01/37	1,130,000	1,168,101
Midstates Petroleum Co., Inc.		USD	10.75%	10/01/20	981,000	41,692	(3)
Murphy Oil Corp.:
		USD	4.70%	12/01/22	725,000	685,693
		USD	6.88%	08/15/24	605,000	633,046
		USD	6.13%	12/01/42	780,000	700,148
Oasis Petroleum, Inc.		USD	7.25%	02/01/19	2,171,000	2,149,290
Parsley Energy LLC / Parsley Finance Corp.		USD	6.25%	06/01/24	175,000	181,563	(1)
QEP Resources, Inc.		USD	5.38%	10/01/22	2,027,000	2,016,865
Range Resources Corp.		USD	5.00%	03/15/23	565,000	560,763
SM Energy Co.		USD	6.13%	11/15/22	1,290,000	1,260,975
Southwestern Energy Co.		USD	6.70%	01/23/25	1,655,000	1,712,925
						18,572,402

	Reference Rate	Currency	Rate	Maturity Date	Principal Amount/ Shares*	Value Expressed (in USD)
Financial Other - 0.48%
Quicken Loans, Inc.		USD	5.75%	05/01/25	1,250,000	$1,253,500	(1)

Food & Beverage - 3.24%
Boparan Finance PLC		GBP	5.50%	07/15/21	775,000	977,086	(2)
Dean Foods Co.		USD	6.50%	03/15/23	1,705,000	1,815,825	(1)
Pilgrim's Pride Corp.		USD	5.75%	03/15/25	1,560,000	1,618,500	(1)
Pinnacle Foods, Inc.		USD	5.88%	01/15/24	885,000	958,013	(1)
Post Holdings, Inc.		USD	5.00%	08/15/26	2,035,000	2,035,000	(1)
Smithfield Foods, Inc.		USD	6.63%	08/15/22	1,021,000	1,087,365
						8,491,789

Gaming - 2.67%
Boyd Gaming Corp.		USD	6.38%	04/01/26	830,000	892,250	(1)
GLP Capital LP / GLP Financing II, Inc.:
		USD	5.38%	11/01/23	830,000	914,037
		USD	5.38%	04/15/26	265,000	290,175
Golden Nugget Escrow, Inc.		USD	8.50%	12/01/21	985,000	1,034,250	(1)
MGM Resorts International		USD	6.63%	12/15/21	1,588,000	1,790,470
PNK Entertainment, Inc.		USD	5.63%	05/01/24	1,075,000	1,099,188	(1)
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp.		USD	6.13%	08/15/21	950,000	980,875	(1)
						7,001,245

Healthcare - 9.76%
Amsurg Corp.		USD	5.63%	07/15/22	1,230,000	1,274,587
Centene Corp.		USD	5.63%	02/15/21	700,000	746,375
Community Health Systems, Inc.		USD	6.88%	02/01/22	2,060,000	1,720,100
DaVita HealthCare Partners, Inc.		USD	5.13%	07/15/24	1,015,000	1,049,891
Endo Finance LLC / Endo Ltd. / Endo Finco, Inc.		USD	6.50%	02/01/25	1,900,000	1,695,750	(1)
HCA, Inc.:
		USD	5.38%	02/01/25	2,550,000	2,637,032
		USD	5.25%	06/15/26	1,525,000	1,633,656
HealthSouth Corp.		USD	5.75%	11/01/24	1,995,000	2,078,790
IASIS Healthcare LLC		USD	8.38%	05/15/19	1,467,000	1,336,804
Kinetic Concepts, Inc./KCI USA, Inc.:
		USD	10.50%	11/01/18	1,359,000	1,403,167
		USD	12.50%	11/01/19	845,000	864,013

	Reference Rate	Currency	Rate	Maturity Date	Principal Amount/ Shares*	Value Expressed (in USD)
Healthcare (continued)
LifePoint Health, Inc.		USD	5.50%	12/01/21	1,230,000	$1,288,425
Mallinckrodt International Finance SA / Mallinckrodt CB LLC		USD	5.63%	10/15/23	1,410,000	1,422,337	(1)
MEDNAX, Inc.		USD	5.25%	12/01/23	1,050,000	1,107,750	(1)
RegionalCare Hospital Partners Holdings, Inc.		USD	8.25%	05/01/23	1,130,000	1,154,013	(1)
Team Health, Inc.		USD	7.25%	12/15/23	1,450,000	1,584,125	(1)
Valeant Pharmaceuticals International, Inc.:
		USD	7.00%	10/01/20	335,000	328,300	(1)
		USD	5.88%	05/15/23	2,570,000	2,274,450	(1)
						25,599,565

Home Builders - 0.73%
CalAtlantic Group, Inc.		USD	5.88%	11/15/24	847,000	918,995
Lennar Corp.		USD	4.75%	11/15/22	939,000	992,993
						1,911,988

Industrial Other - 3.20%
AECOM		USD	5.75%	10/15/22	1,315,000	1,400,475
Cleaver-Brooks, Inc.		USD	8.75%	12/15/19	1,411,000	1,483,314	(1)
EnerSys		USD	5.00%	04/30/23	1,190,000	1,192,975	(1)
Manitowoc Foodservice, Inc.		USD	9.50%	02/15/24	715,000	811,525	(1)
MasTec, Inc.		USD	4.88%	03/15/23	2,483,000	2,495,415
WESCO Distribution, Inc.		USD	5.38%	12/15/21	970,000	1,006,375
						8,390,079

Leisure - 1.18%
AMC Entertainment, Inc.		USD	5.75%	06/15/25	1,890,000	1,946,851
Cinemark USA, Inc.:
		USD	5.13%	12/15/22	740,000	769,600
		USD	4.88%	06/01/23	375,000	386,250
						3,102,701

Lodging - 0.51%
RHP Hotel Properties LP/RHP Finance Corp.		USD	5.00%	04/15/21	1,303,000	1,351,863

Reference Rate	Currency	Rate	Maturity Date	Principal Amount/ Shares*	Value Expressed (in USD)
Media Cable - 9.62%
Altice US Finance I Corp.	USD	5.50%	05/15/26	910,000	$959,377	(1)
Cable One, Inc.	USD	5.75%	06/15/22	1,405,000	1,482,275	(1)
Cablevision Systems Corp.	USD	5.88%	09/15/22	3,500,000	3,307,500
CCO Holdings LLC / CCO Holdings Capital Corp.	USD	5.50%	05/01/26	3,125,000	3,316,406	(1)
DISH DBS Corp.	USD	7.75%	07/01/26	4,720,000	5,047,993	(1)
Mediacom LLC	USD	7.25%	02/15/22	2,182,000	2,293,827
Quebecor Media, Inc.	USD	5.75%	01/15/23	1,566,000	1,652,130
SFR Group SA	USD	7.38%	05/01/26	1,680,000	1,736,700	(1)
Unitymedia GmbH	USD	6.13%	01/15/25	715,000	770,412	(1)
Unitymedia Hessen GmbH & Co. KG	USD	5.00%	01/15/25	1,040,000	1,089,400	(1)
UPCB Finance IV Ltd.	USD	5.38%	01/15/25	1,030,000	1,063,475	(1)
Virgin Media Finance PLC	USD	6.00%	10/15/24	1,585,000	1,658,306	(1)
Virgin Media Secured Finance PLC	USD	5.25%	01/15/26	845,000	868,238	(1)
					25,246,039

Media Other - 3.35%
Gray Television, Inc.	USD	5.88%	07/15/26	730,000	762,850	(1)
LIN Television Corp.	USD	5.88%	11/15/22	1,875,000	1,992,187
Nexstar Escrow Corp.	USD	5.63%	08/01/24	690,000	705,525	(1)
Sinclair Television Group, Inc., Series WI	USD	6.13%	10/01/22	940,000	998,750
TEGNA, Inc.	USD	6.38%	10/15/23	1,299,000	1,411,039
Tribune Media Co.	USD	5.88%	07/15/22	2,850,000	2,928,375
					8,798,726

Metals/Mining/Steel - 2.03%
Anglo American Capital PLC	USD	4.13%	09/27/22	1,355,000	1,331,287	(1)
ArcelorMittal	USD	8.00%	10/15/39	1,425,000	1,539,000
Freeport-McMoRan, Inc.:
	USD	3.55%	03/01/22	1,200,000	1,050,000
	USD	5.40%	11/14/34	580,000	455,300
Kaiser Aluminum Corp.	USD	5.88%	05/15/24	885,000	940,313	(1)
					5,315,900

Paper/Forest Products - 2.08%
Boise Cascade Co.	USD	5.63%	09/01/24	1,020,000	1,045,500	(1)
Cascades, Inc.	USD	5.50%	07/15/22	1,155,000	1,166,550	(1)
Louisiana-Pacific Corp.	USD	7.50%	06/01/20	1,293,000	1,345,528
Mercer International, Inc.	USD	7.75%	12/01/22	1,810,000	1,891,450
					5,449,028

	Reference Rate	Currency	Rate	Maturity Date	Principal Amount/ Shares*	Value Expressed (in USD)
Refining - 0.49%
Tesoro Logistics LP/Tesoro Logistics Finance Corp.		USD	6.13%	10/15/21	1,238,000	$1,299,126

Retail Food/Drug - 1.50%
Albertsons Cos LLC / Safeway, Inc. / New Albertson's Inc / Albertson's LLC		USD	6.63%	06/15/24	670,000	720,987	(1)
The Fresh Market, Inc.		USD	9.75%	05/01/23	765,000	717,187	(1)
Safeway, Inc.		USD	7.25%	02/01/31	1,463,000	1,464,829
Tops Holding II		USD	8.00%	06/15/22	1,140,000	1,028,850	(1)
						3,931,853

Retail Non Food/Drug - 3.20%
Argos Merger Sub, Inc.		USD	7.13%	03/15/23	1,605,000	1,691,269	(1)
Hot Topic, Inc.		USD	9.25%	06/15/21	1,675,000	1,779,687	(1)
JC Penney Corp., Inc.		USD	7.40%	04/01/37	1,355,000	1,226,275
L Brands, Inc.:
		USD	6.88%	11/01/35	1,335,000	1,465,163
		USD	6.75%	07/01/36	1,000,000	1,079,500
Sally Holdings LLC / Sally Capital, Inc.		USD	5.63%	12/01/25	1,075,000	1,169,600
						8,411,494

Services Other - 0.49%
Outerwall, Inc.		USD	6.00%	03/15/19	1,260,000	1,296,502

Technology - 4.49%
Artesyn Embedded Technologies, Inc.		USD	9.75%	10/15/20	1,275,000	1,102,875	(1)
Diamond 1 Finance Corp. / Diamond 2 Finance Corp:
		USD	5.88%	06/15/21	550,000	582,438	(1)
		USD	7.13%	06/15/24	510,000	552,887	(1)
Diebold, Inc.		USD	8.50%	04/15/24	1,035,000	1,055,700	(1)
First Data Corp.		USD	7.00%	12/01/23	1,440,000	1,515,600	(1)
NCR Corp.		USD	5.00%	07/15/22	944,000	967,600
Nuance Communications, Inc.		USD	5.38%	08/15/20	1,657,000	1,700,496	(1)
PTC, Inc.		USD	6.00%	05/15/24	775,000	839,906
Seagate HDD Cayman		USD	4.88%	06/01/27	1,925,000	1,683,796
Western Digital Corp.		USD	10.50%	04/01/24	1,570,000	1,778,025	(1)
						11,779,323

Reference Rate	Currency	Rate	Maturity Date	Principal Amount/ Shares*	Value Expressed (in USD)
Textile/Apparel - 0.80%
Levi Strauss & Co.	USD	5.00%	05/01/25	963,000	$1,003,927
William Carter Co.	USD	5.25%	08/15/21	1,025,000	1,085,219
					2,089,146

Transportation Non Air/Rail - 0.73%
XPO Logistics, Inc.:
	USD	6.13%	09/01/23	335,000	345,050	(1)
	USD	6.50%	06/15/22	1,500,000	1,565,625	(1)
					1,910,675

Wireless - 4.43%
Altice SA	USD	7.75%	05/15/22	1,860,000	1,986,712	(1)
Sprint Capital Corp.	USD	8.75%	03/15/32	3,740,000	3,720,141
T-Mobile USA, Inc.:
	USD	6.73%	04/28/22	2,511,000	2,649,105
	USD	6.50%	01/15/26	1,425,000	1,564,828
Wind Acquisition Finance SA:
	USD	4.75%	07/15/20	730,000	742,775	(1)
	USD	7.38%	04/23/21	920,000	949,900	(1)
					11,613,461

Wirelines - 5.46%
CenturyLink, Inc.:
	USD	5.80%	03/15/22	641,000	666,864
	USD	7.65%	03/15/42	1,350,000	1,227,150
Cincinnati Bell, Inc.	USD	8.38%	10/15/20	1,177,000	1,218,931
Citizens Communications Co.	USD	9.00%	08/15/31	2,145,000	2,096,737
Cogent Communications Group, Inc.	USD	5.38%	03/01/22	775,000	802,125	(1)
CyrusOne LP / CyrusOne Finance Corp.	USD	6.38%	11/15/22	1,840,000	1,964,200
Frontier Communications Corp.	USD	6.25%	09/15/21	1,160,000	1,137,171
GCI, Inc.	USD	6.88%	04/15/25	916,000	948,060
Level 3 Communications, Inc.	USD	5.75%	12/01/22	2,130,000	2,231,175
Level 3 Financing, Inc., Series WI	USD	5.38%	08/15/22	730,000	765,697
Windstream Services LLC	USD	7.50%	04/01/23	1,341,000	1,278,644
					14,336,754

TOTAL CORPORATE BONDS					234,606,809
(Cost $234,012,741)

	Reference Rate	Currency	Rate	Maturity Date	Principal Amount/ Shares*	Value Expressed (in USD)
Wirelines (continued)
Windstream Services LLC						$
BANK LOANS - 6.38%(4)
Aerospace/Defense - 0.29%
Accudyne Industries Borrower SCA (aka Hamilton Sundstrand) - Refinancing Term Loan	Libor+3.00%	USD	4.00%	12/13/19	864,798		771,832

Building Products - 0.61%
Beacon Roofing Supply, Inc. - Initial Term Loan	Libor+3.00%	USD	4.00%	10/01/22	774,150		779,472
Summit Materials LLC - Restatement Effective Date Term Loan	Libor+3.00%	USD	4.00%	07/17/22	811,800		814,718
							1,594,190

Capital Goods - 0.24%
Blount International, Inc. - Initial Term Loan	Libor+6.25%	USD	7.25%	04/12/23	610,000		617,625

Chemicals - 1.45%
Axalta Coating Systems Dutch Holding B BV - Refinanced Term B Loan	Libor+2.75%	USD	3.75%	02/01/20	620,221		624,146
MacDermid, Inc. - Term B-3 Loan	Libor+4.50%	USD	5.50%	06/07/20	1,451,693		1,452,860
Styrolution Group Gmbh - Tranche B1 Term Loan	Libor+5.50%	USD	6.50%	09/30/19	1,733,600		1,740,101
							3,817,107

Containers/Packaging - 0.49%
Reynolds Group Holdings, Inc. - U.S. Term Loan	Libor+3.25%	USD	4.25%	01/21/23	1,270,643		1,274,535

Electric - 0.92%
Texas Competitive Electric Holdings Co. LLC - 2017 Term Loan	Libor+4.50%	USD	4.97%	10/10/17	4,540,167		1,480,285
Texas Competitive Electric Holdings Co. LLC - Term C Loan	Libor+4.00%	USD	5.00%	07/27/23	174,571		175,182
Texas Competitive Electric Holdings Co. LLC - Term Loan	Libor+4.00%	USD	5.00%	07/27/23	765,429		768,108
							2,423,575

Food & Beverage - 0.57%
Hostess Brands LLC - Term B Loan (First Lien)	Libor+3.50%	USD	4.50%	08/03/22	1,478,825		1,487,803

Industrial Other - 0.71%
Gates Global LLC - Initial Term Loan	Libor+3.25%	USD	4.25%	07/06/21	1,397,734		1,378,225
Manitowoc Foodservice, Inc. - Term B Loan (First Lien)	Libor+4.75%	USD	5.75%	03/03/23	478,615		485,490
							1,863,715

Media Other - 0.72%
Univision Communications, Inc. - Replacement First-Lien Term Loan	Libor+3.00%	USD	4.00%	03/01/20	1,887,713		1,890,072

	Reference Rate	Currency	Rate	Maturity Date	Principal Amount/ Shares*	Value Expressed (in USD)
Metals/Mining/Steel - 0.38%
Fortescue Metal Group Resources Pty Ltd. - Term Loan	Libor+2.75%	USD	3.75%	06/30/19	1,009,909	$1,004,770

TOTAL BANK LOANS						16,745,224
(Cost $19,205,272)

COMMON/PREFERRED STOCKS - 0.18%
Denbury Resources, Inc.		USD			47,950	147,686
EME Reorganization Trust		USD			3,059,892	12,240
NRG Energy, Inc.		USD			10,061	121,839
Quicksilver, Inc.		USD			10,219	195,791	(5)
						477,556

TOTAL COMMON/PREFERRED STOCKS						477,556
(Cost $1,147,638)

SHORT TERM INVESTMENTS - 2.01%
Money Market Mutual Funds - 2.01%
Dreyfus Institutional Cash Advantage Fund - Institutional Advantage Class (7-Day Yield)		USD	0.34%	N/A	5,262,597	5,262,597

TOTAL SHORT TERM INVESTMENTS						5,262,597
(Cost $5,262,597)

Total Investments - 97.98%						257,092,186
(Cost $259,628,248)
Other Assets in Excess of Liabilities - 2.02%						5,300,105

Net Assets - 100.00%						$262,392,291

* The principal amount/shares of each security is stated in the currency in which the security is denominated.

Currency Abbreviations:
EUR	-	Euro Currency
GBP	-	Great British Pound
USD	-	United States Dollar

(1)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration.  Total market value of Rule 144A securities amounts to $97,226,846, which represents approximately 37.09% of net assets as of August 31, 2016.

(2)
Securities were originally issued pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration.  Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.  As of August 31, 2016, the aggregate market value of those securities was $1,991,612, which represents approximately 0.76% of net assets.

(3)	Security is in default and therefore is non-income producing.
(4)
Bank loans generally pay interest at rates which are periodically determined by reference to a base lending rate plus a premium. All loans carry a variable rate of interest. These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate ("LIBOR") or (iii) the Certificate of Deposit rate. Bank Loans, while exempt from registration, under the Securities Act of 1933, contain certain restrictions on resale and cannot be sold publicly. Floating rate bank loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy.

(5)	Non-income producing security.

*       The principal amount/shares of each security is stated in the currency in which the security is denominated.

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS

Counterparty	Foreign Currency	Contracted Amount**	Purchase/Sale Contract	Settlement Date	Current Value	Unrealized Appreciation/ (Depreciation)

Citigroup Global Markets	GBP	766,400	Sale	10/11/16	$1,007,314	$579
J.P. Morgan Chase & Co.	EUR	1,084,430	Purchase	09/09/16	1,210,119	2,108
J.P. Morgan Chase & Co.	GBP	744,200	Sale	09/09/16	977,475	3,459
						$6,146

Citigroup Global Markets	EUR	17,870	Purchase	09/09/16	$19,941	$(51)
Citigroup Global Markets	EUR	1,102,300	Sale	09/09/16	1,230,060	(3,399)
Citigroup Global Markets	GBP	767,409	Purchase	09/09/16	1,007,959	(431)
J.P. Morgan Chase & Co.	EUR	1,113,200	Sale	10/11/16	1,243,927	(2,072)
J.P. Morgan Chase & Co.	GBP	23,209	Sale	09/09/16	30,484	(411)
						$(6,364)

**    The contracted amount is stated in the currency in which the contract is denominated.

See Notes to Quarterly Statement of Investments

Stone Harbor Local Markets Fund	Statement of Investments
August 31, 2016 (Unaudited)

	Reference Rate	Currency	Rate	Maturity Date	Principal Amount/ Shares*	Value Expressed (in USD)

SOVEREIGN DEBT OBLIGATIONS - 79.11%
Brazil - 15.09%
Brazil Letras do Tesouro Nacional:
		BRL	0.00%	10/01/16	53,892,000	$16,497,040	(1)
		BRL	0.00%	01/01/18	78,588,000	20,764,053	(1)
		BRL	0.00%	07/01/18	141,615,000	35,438,834	(1)
		BRL	0.00%	01/01/19	34,139,000	8,096,013	(1)
		BRL	0.00%	07/01/19	34,450,000	7,739,835	(1)
Nota Do Tesouro Nacional:
		BRL	10.00%	01/01/21	44,728,000	12,982,504
		BRL	10.00%	01/01/23	13,378,000	3,795,611
		BRL	10.00%	01/01/25	150,708,000	42,086,878
		BRL	10.00%	01/01/27	13,930,000	3,821,949
						151,222,717

Colombia - 7.05%
Bogota Distrio Capital		COP	9.75%	07/26/28	65,141,000,000	22,655,690	(2)
International Bank for Reconstruction & Development		COP	8.00%	03/02/20	1,020,000,000	356,206
Republic of Colombia:
		COP	7.75%	04/14/21	29,451,000,000	10,383,510
		COP	4.38%	03/21/23	742,000,000	220,949
		COP	10.00%	07/24/24	38,136,100,000	14,875,940
		COP	7.50%	08/26/26	5,800,000,000	1,956,639
		COP	9.85%	06/28/27	33,767,000,000	13,631,193
		COP	7.75%	09/18/30	2,907,000,000	993,650
Titulos De Tesoreira:
		COP	5.00%	11/21/18	3,717,300,000	1,203,011
		COP	11.00%	07/24/20	11,530,000,000	4,384,410
						70,661,198

Indonesia - 11.52%
Republic of Indonesia:
		IDR	6.25%	04/15/17	77,200,000,000	5,830,011
		IDR	8.25%	07/15/21	102,520,000,000	8,195,997
		IDR	7.00%	05/15/22	306,530,000,000	23,266,124
		IDR	5.63%	05/15/23	34,887,000,000	2,443,273
		IDR	11.00%	09/15/25	86,142,000,000	8,125,954
		IDR	8.38%	09/15/26	11,800,000,000	969,295
		IDR	6.13%	05/15/28	149,010,000,000	10,222,322
		IDR	9.00%	03/15/29	185,752,000,000	15,828,199
		IDR	8.75%	05/15/31	13,809,000,000	1,165,989
		IDR	8.25%	06/15/32	232,400,000,000	18,807,493
		IDR	6.63%	05/15/33	129,002,000,000	8,971,304
		IDR	8.38%	03/15/34	141,460,000,000	11,563,728
						115,389,689

Malaysia - 4.88%
Malaysian Government:
		MYR	3.62%	11/30/21	21,600,000	5,436,739
		MYR	3.48%	03/15/23	72,280,000	17,840,640
		MYR	4.18%	07/15/24	53,160,000	13,652,309
		MYR	3.96%	09/15/25	11,666,000	2,944,187
		MYR	4.39%	04/15/26	16,370,000	4,254,485
		MYR	4.50%	04/15/30	11,870,000	3,099,529

Reference Rate	Currency	Rate	Maturity Date	Principal Amount/ Shares*	Value Expressed (in USD)
Malaysia (continued)
Malaysian Government: (continued)
	MYR	3.84%	04/15/33	6,980,000	$1,651,387
					48,879,276

Mexico - 4.79%
Mexican Bonos:
	MXN	10.00%	12/05/24	295,468,900	20,089,232
	MXN	8.50%	05/31/29	42,515,000	2,748,987
	MXN	7.75%	05/29/31	89,606,000	5,496,281
	MXN	7.75%	11/23/34	84,596,000	5,219,204
	MXN	10.00%	11/20/36	50,396,000	3,807,661
	MXN	8.50%	11/18/38	122,092,000	8,137,887
	MXN	7.75%	11/13/42	39,130,000	2,463,774
					47,963,026

Poland - 10.05%
Republic of Poland:
	PLN	0.00%	07/25/17	30,180,000	7,621,543	(1)
	PLN	0.00%	10/25/18	70,290,000	17,363,924	(1)
	PLN	5.75%	09/23/22	32,880,000	10,032,213
	PLN	2.75%	08/25/23	16,328,590	4,679,218
	PLN	4.00%	10/25/23	91,135,000	25,619,513
	PLN	3.25%	07/25/25	111,425,000	29,813,782
	PLN	2.75%	04/25/28	13,050,000	3,282,242
	PLN	5.75%	04/25/29	6,820,000	2,249,391
					100,661,826

Romania - 1.68%
Romania Government:
	RON	5.85%	04/26/23	28,620,000	8,588,151
	RON	4.75%	02/24/25	22,100,000	6,308,607
	RON	5.80%	07/26/27	6,070,000	1,901,618
					16,798,376

Russia - 4.85%
Russian Federation:
	RUB	6.40%	05/27/20	57,300,000	820,293
	RUB	7.60%	04/14/21	915,870,000	13,615,656
	RUB	6.50%	11/24/21	288,490,000	4,094,654	(3)
	RUB	7.60%	07/20/22	793,582,000	11,779,472
	RUB	7.00%	01/25/23	539,230,000	7,773,093
	RUB	7.00%	08/16/23	435,870,000	6,269,808
	RUB	8.15%	02/03/27	274,180,000	4,227,025
					48,580,001

South Africa - 10.68%
Republic of South Africa:
	ZAR	7.25%	01/15/20	8,230,000	542,652
	ZAR	6.75%	03/31/21	11,910,000	757,493
	ZAR	7.75%	02/28/23	410,700,000	26,613,547
	ZAR	10.50%	12/21/26	377,163,000	28,101,663
	ZAR	7.00%	02/28/31	331,075,000	18,250,818
	ZAR	6.25%	03/31/36	366,150,000	17,690,121
	ZAR	6.50%	02/28/41	174,390,000	8,391,546
	ZAR	8.75%	02/28/48	107,519,000	6,652,910
					107,000,750

Thailand - 3.70%
Thailand Government:
	THB	1.20%	07/14/21	342,846,060	9,694,039

Reference Rate	Currency	Rate	Maturity Date	Principal Amount/ Shares*	Value Expressed (in USD)
Thailand (continued)
Thailand Government: (continued)
	THB	3.63%	06/16/23	63,650,000	$2,028,032
	THB	3.85%	12/12/25	179,165,000	5,904,893
	THB	3.58%	12/17/27	202,770,000	6,572,846
	THB	4.88%	06/22/29	262,446,000	9,589,967
	THB	4.68%	06/29/44	83,167,000	3,324,945
					37,114,722

Turkey - 4.82%
Republic of Turkey:
	TRY	10.70%	02/17/21	8,913,000	3,153,884
	TRY	9.50%	01/12/22	13,930,000	4,712,494
	TRY	8.50%	09/14/22	51,360,000	16,575,277
	TRY	7.10%	03/08/23	32,760,000	9,786,627
	TRY	10.40%	03/20/24	17,800,000	6,277,502
	TRY	9.00%	07/24/24	12,550,000	4,107,728
	TRY	10.60%	02/11/26	10,150,000	3,643,079
					48,256,591

TOTAL SOVEREIGN DEBT OBLIGATIONS					792,528,172
(Cost $881,050,087)

CORPORATE BONDS - 3.51%
Mexico - 3.51%
America Movil SAB de CV	MXN	6.00%	06/09/19	242,900,000	12,737,449
Petroleos Mexicanos:
	MXN	7.65%	11/24/21	91,160,000	4,687,512	(4)
	MXN	7.19%	09/12/24	163,460,000	7,970,400	(2)
	MXN	7.47%	11/12/26	203,100,000	9,760,479
					35,155,840

TOTAL CORPORATE BONDS					35,155,840
(Cost $42,566,312)

SHORT TERM INVESTMENTS - 3.42%
Money Market Mutual Funds - 3.42%
Dreyfus Institutional Cash Advantage Fund - Institutional Advantage Class (7-Day Yield)	USD	0.34%	N/A	34,294,005	34,294,005

TOTAL SHORT TERM INVESTMENTS					34,294,005
(Cost $34,294,005)

Total Investments - 86.04%					861,978,017
(Cost $957,910,404)
Other Assets In Excess of Liabilities - 13.96%					139,855,017	(5)

Net Assets - 100.00%					$1,001,833,034

* The principal amount/shares of each security is stated in the currency in which the security is denominated.

Currency Abbreviations:
BRL	-	Brazilian Real
COP	-	Colombian Peso
HUF	-	Hungarian Forint

IDR	-	Indonesian Rupiah
MXN	-	Mexican Peso
MYR	-	Malaysian Ringgit
PEN	-	Peruvian Nuevo Sol
PLN	-	Polish Zloty
RON	-	Romanian Leu
RUB	-	Russian Ruble
THB	-	Thai Baht
TRY	-	Turkish Lira
USD	-	United States Dollar
ZAR	-	South African Rand

(1)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(2)
Securities were originally issued pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration.  Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.  As of August 31, 2016, the aggregate market value of those securities was $30,626,090, which represents approximately 3.06% of net assets.

(3)	Step bond. Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect as of August 31, 2016.
(4)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration.  Total market value of Rule 144A securities amounts to $4,687,512, which represents approximately 0.47% of net assets as of August 31, 2016.

(5)	Includes cash which is being held as collateral for forward foreign currency contracts.

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS

Counterparty	Foreign Currency	Contracted Amount**	Purchase/Sale Contract	Settlement Date	Current Value	Unrealized Appreciation/ (Depreciation)

Citigroup Global Markets	BRL	16,744,680	Purchase	09/02/16	$5,182,690	$49,434
Citigroup Global Markets	HUF	2,630,330,000	Purchase	09/16/16	9,475,579	106,472
Citigroup Global Markets	MXN	72,280,680	Sale	09/15/16	3,837,807	151,193
Citigroup Global Markets	MYR	15,915,785	Purchase	09/02/16	3,924,065	1,022
Citigroup Global Markets	MYR	31,831,570	Sale	09/02/16	7,848,131	66,233
Citigroup Global Markets	PLN	22,738,882	Sale	09/15/16	5,816,132	156,248
Citigroup Global Markets	RON	49,151,181	Purchase	09/16/16	12,316,371	95,333
Citigroup Global Markets	THB	99,968,461	Purchase	09/09/16	2,887,493	26,920
Citigroup Global Markets	ZAR	34,248,806	Sale	09/23/16	2,318,700	208,290
Goldman Sachs & Co.	BRL	64,234,841	Purchase	09/02/16	19,881,496	177,557
Goldman Sachs & Co.	MXN	533,349,732	Purchase	09/09/16	28,335,047	102,787
Goldman Sachs & Co.	PEN	15,951,925	Sale	09/01/16	4,702,346	56,581
Goldman Sachs & Co.	PLN	28,302,848	Sale	09/15/16	7,239,279	194,607
Goldman Sachs & Co.	ZAR	87,154,161	Sale	09/23/16	5,900,479	530,044
J.P. Morgan Chase & Co.	BRL	19,069,693	Purchase	09/02/16	5,902,311	52,712
J.P. Morgan Chase & Co.	MYR	44,245,340	Sale	09/02/16	10,908,768	97,536
J.P. Morgan Chase & Co.	MYR	22,122,670	Purchase	09/02/16	5,454,384	3,437
J.P. Morgan Chase & Co.	RON	42,024,424	Purchase	09/16/16	10,530,539	83,719
J.P. Morgan Chase & Co.	THB	126,045,969	Purchase	09/09/16	3,640,716	33,993
J.P. Morgan Chase & Co.	ZAR	135,593,723	Sale	09/23/16	9,179,916	817,409
						$3,011,527

Citigroup Global Markets	BRL	16,744,680	Sale	09/02/16	$5,182,690	$(109,774)
Citigroup Global Markets	BRL	16,744,680	Sale	10/04/16	5,131,814	(46,110)
Citigroup Global Markets	COP	11,748,954,250	Purchase	09/09/16	3,945,645	(24,267)
Citigroup Global Markets	EUR	4,389,000	Purchase	09/08/16	4,897,480	(11,121)
Citigroup Global Markets	MXN	118,430,244	Purchase	09/15/16	6,288,159	(152,455)

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS (continued)

Counterparty	Foreign Currency	Contracted Amount**	Purchase/Sale Contract	Settlement Date	Current Value	Unrealized Appreciation/ (Depreciation)
Citigroup Global Markets	MYR	15,915,785	Purchase	09/02/16	$3,924,065	$(6,244)
Citigroup Global Markets	MYR	31,831,570	Purchase	10/07/16	7,833,503	(76,927)
Citigroup Global Markets	PEN	66,540,723	Purchase	10/07/16	19,545,889	(234,087)
Citigroup Global Markets	PLN	22,850,000	Purchase	09/15/16	5,844,554	(132,259)
Citigroup Global Markets	RON	2,398,438	Purchase	09/16/16	601,004	(6,996)
Citigroup Global Markets	RON	3,969,815	Sale	09/16/16	994,762	(1,762)
Citigroup Global Markets	THB	99,968,461	Sale	09/09/16	2,887,493	(25,445)
Citigroup Global Markets	TRY	137,078,338	Purchase	09/09/16	46,255,095	(19,667)
Goldman Sachs & Co.	BRL	64,234,841	Sale	09/02/16	19,881,496	(432,894)
Goldman Sachs & Co.	BRL	64,234,841	Sale	10/04/16	19,686,326	(166,211)
Goldman Sachs & Co.	MXN	123,200,575	Purchase	09/15/16	6,541,444	(152,311)
Goldman Sachs & Co.	PEN	15,951,925	Purchase	09/01/16	4,702,346	(27,654)
Goldman Sachs & Co.	PEN	15,951,925	Purchase	10/07/16	4,685,771	(59,001)
Goldman Sachs & Co.	PLN	28,272,000	Purchase	09/15/16	7,231,389	(165,298)
Goldman Sachs & Co.	TRY	29,478,765	Sale	09/09/16	9,947,181	(147,223)
J.P. Morgan Chase & Co.	BRL	19,069,693	Sale	09/02/16	5,902,311	(127,991)
J.P. Morgan Chase & Co.	BRL	19,069,693	Sale	10/04/16	5,844,370	(49,080)
J.P. Morgan Chase & Co.	MXN	84,291,200	Purchase	09/15/16	4,475,516	(103,164)
J.P. Morgan Chase & Co.	MYR	22,122,670	Purchase	09/02/16	5,454,384	(2,614)
J.P. Morgan Chase & Co.	MYR	145,869,925	Purchase	09/09/16	35,949,937	(14,049)
J.P. Morgan Chase & Co.	MYR	44,245,340	Purchase	10/07/16	10,888,436	(112,395)
J.P. Morgan Chase & Co.	PLN	18,975,000	Purchase	09/15/16	4,853,410	(111,936)
J.P. Morgan Chase & Co.	PLN	19,157,280	Sale	09/15/16	4,900,033	(77,690)
J.P. Morgan Chase & Co.	THB	126,045,969	Sale	09/09/16	3,640,716	(25,292)
J.P. Morgan Chase & Co.	TRY	20,480,997	Sale	09/09/16	6,911,015	(44,901)
Morgan Stanley	RUB	911,715,314	Purchase	09/09/16	13,911,332	(28,417)
						$(2,695,235)

**    The contracted amount is stated in the currency in which the contract is denominated.

See Notes to Quarterly Statement of Investments

Stone Harbor Emerging Markets Corporate Debt Fund	Statement of Investments
August 31, 2016 (Unaudited)

	Reference Rate	Currency	Rate	Maturity Date	Principal Amount/ Shares*	Value Expressed (in USD)

CORPORATE BONDS - 98.48%
Algeria - 0.99%
GTH Finance BV:
		USD	6.25%	04/26/20	86,000	$90,730	(1)
		USD	7.25%	04/26/23	53,000	57,041	(1)
						147,771

Angola - 1.77%
Puma International Financing SA		USD	6.75%	02/01/21	255,000	265,200	(1)

Argentina - 2.75%
Arcor SAIC		USD	6.00%	07/06/23	43,000	46,386	(1)
Cablevision SA		USD	6.50%	06/15/21	110,000	115,225	(1)
Petrobras Argentina SA		USD	7.38%	07/21/23	116,000	119,045	(1)
YPF SA		USD	8.75%	04/04/24	122,000	131,150	(1)
						411,806

Brazil - 6.61%
Braskem Finance Ltd.		USD	5.75%	04/15/21	26,000	27,300	(2)
Cosan Luxembourg SA		USD	7.00%	01/20/27	71,000	75,349	(1)
ESAL GmbH		USD	6.25%	02/05/23	69,000	70,207	(1)
GTL Trade Finance, Inc.		USD	5.89%	04/29/24	33,000	33,082	(1)
Itau Unibanco Holding SA		USD	5.65%	03/19/22	77,000	79,990	(1)
Marfrig Holdings Europe BV		USD	8.00%	06/08/23	222,000	232,268	(1)
Minerva Luxembourg SA		USD	7.75%	01/31/23	60,000	63,450	(1)
Petrobras Global Finance BV:
		USD	5.38%	01/27/21	159,000	153,634
		USD	8.38%	05/23/21	114,000	122,610
Vale Overseas Ltd.:
		USD	4.63%	09/15/20	37,000	37,483
		USD	4.38%	01/11/22	78,000	76,444
		USD	6.88%	11/10/39	19,000	18,342
						990,159

Chile - 4.98%
Cencosud SA		USD	4.88%	01/20/23	133,000	142,803	(1)
Colbun SA		USD	4.50%	07/10/24	106,000	112,360	(1)
Empresa Electrica Angamos SA		USD	4.88%	05/25/29	149,000	146,765	(1)
Empresa Nacional de Electricidad SA		USD	4.25%	04/15/24	33,000	35,517
Empresa Nacional de Telecomunicaciones SA		USD	4.88%	10/30/24	45,000	46,395	(1)
Entel Chile SA		USD	4.75%	08/01/26	60,000	61,500	(1)
GeoPark Latin America Ltd. Agencia en Chile		USD	7.50%	02/11/20	106,000	90,498	(1)
VTR Finance BV		USD	6.88%	01/15/24	105,000	110,744	(1)
						746,582

China - 7.40%
China Life Insurance Co. Ltd.		USD	4.00%	07/03/75	300,000	308,619	(3)
CITIC Ltd.		USD	8.63%	Perpetual	200,000	225,476	(3)(4)
CNOOC Finance 2013 Ltd.		USD	3.00%	05/09/23	200,000	204,100
Lenovo Group Ltd.		USD	4.70%	05/08/19	350,000	370,496
						1,108,691

	Reference Rate	Currency	Rate	Maturity Date	Principal Amount/ Shares*	Value Expressed (in USD)
Colombia - 5.42%
Banco de Bogota SA		USD	6.25%	05/12/26	48,000	$51,060	(1)
Bancolombia SA		USD	5.13%	09/11/22	100,000	104,870
Ecopetrol SA:
		USD	5.88%	09/18/23	52,000	56,485
		USD	5.38%	06/26/26	196,000	200,959
Grupo Aval Ltd.		USD	4.75%	09/26/22	87,000	86,304	(1)
GrupoSura Finance SA		USD	5.50%	04/29/26	85,000	92,225	(1)
Millicom International Cellular SA		USD	6.63%	10/15/21	60,000	63,525	(1)
Oleoducto Central SA		USD	4.00%	05/07/21	89,000	90,669	(1)
SUAM Finance BV		USD	4.88%	04/17/24	62,000	65,627	(1)
						811,724

Guatemala - 0.87%
Comcel Trust via Comunicaciones Celulares SA		USD	6.88%	02/06/24	126,000	130,882	(1)

Hong Kong - 4.87%
Hutchison Whampoa International 12 Ltd.		USD	6.00%	Perpetual	220,000	226,160	(2)(3)(4)
Towngas Finance Ltd.		USD	4.75%	Perpetual	475,000	502,906	(3)(4)
						729,066

India - 6.97%
ABJA Investment Co. Pte Ltd.		USD	5.95%	07/31/24	200,000	202,703
Adani Transmission		USD	4.00%	08/03/26	92,000	93,588	(1)
Bharti Airtel International Netherlands BV:
		USD	5.13%	03/11/23	48,000	52,833	(1)
		USD	5.35%	05/20/24	100,000	112,007	(2)
Greenko Dutch BV		USD	8.00%	08/01/19	109,000	117,378	(2)
Greenko Investment Co.		USD	4.88%	08/16/23	55,000	54,725	(1)
ICICI Bank Ltd.		USD	6.38%	04/30/22	100,000	102,077	(2)(3)
Reliance Industries Ltd.		USD	4.13%	01/28/25	149,000	157,172	(1)
Vedanta Resources PLC:
		USD	6.00%	01/31/19	25,000	23,487	(1)
		USD	8.25%	06/07/21	86,000	82,482	(1)
		USD	7.13%	05/31/23	51,000	45,843	(1)
						1,044,295

Indonesia - 5.16%
Listrindo Capital BV		USD	6.95%	02/21/19	100,000	103,733	(1)
Pelabuhan Indonesia III PT		USD	4.88%	10/01/24	175,000	190,159	(1)
Perusahaan Gas Negara Persero Tbk PT		USD	5.13%	05/16/24	100,000	108,558	(1)
Pratama Agung Pte Ltd.		USD	6.25%	02/24/20	350,000	370,202
						772,652

Israel - 4.61%
B Communications Ltd.		USD	7.38%	02/15/21	333,000	358,807	(1)
Delek & Avner Tamar Bond Ltd.:
		USD	3.84%	12/30/18	47,000	48,880	(1)
		USD	5.08%	12/30/23	233,000	251,058	(1)
		USD	5.41%	12/30/25	30,000	32,550	(1)
						691,295

Jamaica - 1.95%
Digicel Group Ltd.		USD	7.13%	04/01/22	358,000	291,770	(2)

Kazakhstan - 1.28%
Zhaikmunai LLP		USD	7.13%	11/13/19	207,000	192,510	(1)

Reference Rate	Currency	Rate	Maturity Date	Principal Amount/ Shares*	Value Expressed (in USD)
Macau - 0.65%
MCE Finance Ltd.	USD	5.00%	02/15/21	97,000	$97,849	(1)

Malaysia - 1.40%
Axiata SPV2 Bhd	USD	3.47%	11/19/20	200,000	209,897

Mexico - 5.44%
BBVA Bancomer SA	USD	6.75%	09/30/22	86,000	97,937	(1)
Cemex SAB de CV:
	USD	5.70%	01/11/25	90,000	93,045	(1)
	USD	7.75%	04/16/26	79,000	89,570	(1)
Metalsa SA de CV	USD	4.90%	04/24/23	134,000	135,675	(1)
Mexico Generadora De Energia	USD	5.50%	12/06/32	102,749	107,886	(1)
Nemak SAB de CV	USD	5.50%	02/28/23	42,000	44,048	(1)
Sixsigma Networks Mexico SA de CV	USD	8.25%	11/07/21	117,000	117,117	(1)
Southern Copper Corp.	USD	5.25%	11/08/42	136,000	129,186
					814,464

Morocco - 2.52%
OCP SA:
	USD	5.63%	04/25/24	112,000	123,620	(1)
	USD	4.50%	10/22/25	168,000	171,990	(1)
	USD	6.88%	04/25/44	70,000	82,162	(1)
					377,772

Peru - 3.97%
Banco de Credito del Peru	USD	4.25%	04/01/23	46,000	49,565	(2)
BBVA Banco Continental SA	USD	5.00%	08/26/22	97,000	107,912	(1)
Cia Minera Ares SAC	USD	7.75%	01/23/21	157,000	170,738	(1)
Cia Minera Milpo SAA	USD	4.63%	03/28/23	178,000	178,890	(1)
Kallpa Generacion SA	USD	4.88%	05/24/26	82,000	87,389	(1)
					594,494

Philippines - 0.74%
FPT Finance Ltd.	USD	6.38%	09/28/20	100,000	111,037

Qatar - 1.20%
Ooredoo International Finance Ltd.:
	USD	3.25%	02/21/23	129,000	133,192	(1)
	USD	3.88%	01/31/28	44,000	46,750	(1)
					179,942

Russia - 7.02%
Gazprom OAO Via Gaz Capital SA:
	USD	8.15%	04/11/18	286,000	311,025	(1)
	USD	9.25%	04/23/19	52,000	59,878	(1)
	USD	6.51%	03/07/22	104,000	116,246	(1)
Rosneft Oil Co. via Rosneft International Finance Ltd.	USD	4.20%	03/06/22	565,000	565,000	(1)
					1,052,149

Singapore - 1.35%
United Overseas Bank Ltd.	USD	2.88%	10/17/22	200,000	202,189	(3)

South Africa - 2.55%
Myriad International Holdings BV	USD	5.50%	07/21/25	359,000	381,437	(1)

South Korea - 3.35%
Kia Motors Corp.	USD	3.25%	04/21/26	180,000	191,656	(1)
Korea Gas Corp.	USD	3.88%	02/12/24	150,000	166,444	(1)

Reference Rate	Currency	Rate	Maturity Date	Principal Amount/ Shares*	Value Expressed (in USD)
South Korea (continued)
Korea National Oil Corp.	USD	3.25%	07/10/24	134,000	$143,983	(1)
					502,083

Thailand - 3.47%
Bangkok Bank PCL:
	USD	3.30%	10/03/18	64,000	66,097	(1)
	USD	3.88%	09/27/22	136,000	147,871	(1)
PTT Exploration & Production PCL	USD	4.88%	Perpetual	298,000	305,636	(1)(3)(4)
					519,604

Turkey - 2.70%
Turk Telekomunikasyon AS	USD	4.88%	06/19/24	276,000	277,380	(1)
Turkiye Garanti Bankasi AS:
	USD	4.75%	10/17/19	24,000	24,330	(1)
	USD	5.25%	09/13/22	101,000	102,768	(1)
					404,478

United Arab Emirates - 6.49%
DP World Ltd.	USD	6.85%	07/02/37	216,000	252,450	(1)
Dubai Holding Commercial Operations MTN Ltd.	GBP	6.00%	02/01/17	250,000	332,597
MAF Global Securities Ltd.	USD	7.13%	Perpetual	362,000	387,340	(3)(4)
					972,387

TOTAL CORPORATE BONDS					14,754,185
(Cost $14,106,892)

SHORT TERM INVESTMENTS - 0.25%
Money Market Mutual Funds - 0.25%
Dreyfus Institutional Cash Advantage Fund - Institutional Advantage Class (7-Day Yield)	USD	0.34%	N/A	37,917	37,917

TOTAL SHORT TERM INVESTMENTS					37,917
(Cost $37,917)

Total Investments - 98.73%					14,792,102
(Cost $14,144,809)
Other Assets In Excess of Liabilities - 1.27%					190,353

Net Assets - 100.00%					$14,982,455

* The principal amount/shares of each security is stated in the currency in which the security is denominated.

Currency Abbreviations:
GBP	-	Great Britain Pound
USD	-	United States Dollar

(1)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration.  Total market value of Rule 144A securities amounts to $9,464,836, which represents approximately 63.17% of net assets as of August 31, 2016.

(2)
Securities were originally issued pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration.  Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.  As of August 31, 2016, the aggregate market value of those securities was $926,257, which represents approximately 6.18% of net assets.

(3)	Floating or variable rate security. Interest rate disclosed is that which is in effect as of August 31, 2016.
(4)	Security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS
Counterparty	Foreign Currency	Contracted Amount**	Sale Contract	Settlement Date	Current Value	Unrealized Appreciation/ (Depreciation)

Citigroup Global Markets	GBP	261,300	Sale	10/11/16	$343,438	$198
J.P. Morgan Chase & Co.	GBP	260,700	Sale	09/09/16	342,418	1,212
						$1,410

Citigroup Global Markets	GBP	260,700	Purchase	09/09/16	$342,418	$(147)
						$(147)

**    The contracted amount is stated in the currency in which the contract is denominated.

See Notes to Quarterly Statement of Investments

Stone Harbor Investment Grade Fund	Statement of Investments
August 31, 2016 (Unaudited)

	Reference Rate	Currency	Rate	Maturity Date	Principal Amount/ Shares*	Value Expressed (in USD)

CORPORATE BONDS - 38.43%
Automotive - 1.54%
Ford Motor Credit Co. LLC		USD	3.16%	08/04/20	75,000	$77,479
General Motors Financial Co., Inc.		USD	3.70%	05/09/23	100,000	102,077
Hyundai Capital America		USD	2.55%	02/06/19	75,000	76,522	(1)
						256,078

Banking - 8.05%
American Express Co.		USD	3.63%	12/05/24	50,000	52,234
Bank of America Corp.:
		USD	3.95%	04/21/25	25,000	26,068
Series GMTN		USD	3.30%	01/11/23	175,000	182,037
BPCE SA		USD	5.70%	10/22/23	50,000	54,834	(1)
Capital One Financial Corp.		USD	6.75%	09/15/17	50,000	52,634
Citigroup, Inc.:
		USD	4.40%	06/10/25	100,000	106,180
		USD	4.60%	03/09/26	100,000	107,666
Deutsche Bank AG		USD	3.70%	05/30/24	75,000	74,567
JPMorgan Chase & Co.		USD	2.70%	05/18/23	75,000	76,187
Lloyds Banking Group PLC		USD	4.65%	03/24/26	75,000	77,992
Mizuho Bank Ltd.		USD	3.60%	09/25/24	75,000	80,666	(1)
Morgan Stanley		USD	4.88%	11/01/22	75,000	83,240
The PNC Financial Services Group, Inc.		USD	3.90%	04/29/24	100,000	107,884
Santander UK PLC		USD	5.00%	11/07/23	75,000	78,876	(1)
Wells Fargo & Co.		USD	2.10%	07/26/21	175,000	175,893
						1,336,958

Chemicals - 0.63%
Eastman Chemical Co.		USD	4.65%	10/15/44	25,000	25,709
The Mosaic Co.		USD	4.25%	11/15/23	75,000	80,100
						105,809

Consumer Products - 0.48%
Newell Brands, Inc.		USD	3.85%	04/01/23	75,000	80,012

Drillers/Services - 0.49%
Schlumberger Holdings Corp.		USD	4.00%	12/21/25	75,000	81,938	(1)

Electric - 4.43%
Ameren Corp.		USD	2.70%	11/15/20	75,000	77,540
DTE Energy Co., Series F		USD	3.85%	12/01/23	75,000	82,389
Duke Energy Corp.		USD	3.75%	09/01/46	50,000	50,371
Entergy Louisiana LLC		USD	3.05%	06/01/31	75,000	76,634
Eversource Energy		USD	2.50%	03/15/21	50,000	51,278
Exelon Generation Co. LLC		USD	5.60%	06/15/42	75,000	80,466

	Reference Rate	Currency	Rate	Maturity Date	Principal Amount/ Shares*	Value Expressed (in USD)
Electric (continued)
Georgia Power Co.		USD	4.30%	03/15/42	50,000	$55,520
Oncor Electric Delivery Co. LLC		USD	2.15%	06/01/19	80,000	81,032
South Carolina Electric & Gas Co.		USD	4.10%	06/15/46	50,000	54,461
The Southern Co.		USD	1.55%	07/01/18	50,000	50,213
WEC Energy Group, Inc.		USD	2.45%	06/15/20	75,000	76,658
						736,562

Environmental Services - 0.48%
Republic Service, Inc.		USD	3.55%	06/01/22	75,000	80,517

Exploration & Production - 1.25%
Anadarko Petroleum Corp.		USD	6.45%	09/15/36	50,000	57,885
Apache Corp.		USD	5.10%	09/01/40	75,000	78,517
Continental Resources, Inc.		USD	4.50%	04/15/23	75,000	71,063
						207,465

Food and Beverage - 1.99%
Anheuser-Busch InBev Finance, Inc.:
		USD	2.63%	01/17/23	50,000	51,101
		USD	4.90%	02/01/46	50,000	60,716
Kraft Heinz Foods Co.		USD	4.88%	02/15/25	75,000	82,709	(1)
PepsiCo, Inc.		USD	4.25%	10/22/44	50,000	57,735
Pernod Ricard SA		USD	3.25%	06/08/26	75,000	77,261	(1)
						329,522

Gas Pipelines - 2.65%
Boardwalk Pipelines LP		USD	3.38%	02/01/23	50,000	47,061
Dominion Gas Holdings LLC		USD	4.80%	11/01/43	50,000	55,859
EQT Midstream Partners LP		USD	4.00%	08/01/24	75,000	73,479
Kinder Morgan, Inc.		USD	5.55%	06/01/45	75,000	77,657
Plains All American Pipeline LP / PAA Finance Corp.		USD	3.60%	11/01/24	50,000	48,591
Spectra Energy Partners LP		USD	3.50%	03/15/25	50,000	51,306
TransCanada PipeLines Ltd.		USD	4.88%	01/15/26	75,000	86,831
						440,784

Healthcare - 0.50%
Medtronic, Inc.:
		USD	3.15%	03/15/22	50,000	53,135
		USD	4.63%	03/15/45	25,000	30,110
						83,245

Leisure - 0.48%
Time Warner, Inc.		USD	3.60%	07/15/25	75,000	80,472

Life Insurance - 0.62%
American International Group, Inc.		USD	3.88%	01/15/35	75,000	74,688

	Reference Rate	Currency	Rate	Maturity Date	Principal Amount/ Shares*	Value Expressed (in USD)
Life Insurance (continued)
Nippon Life Insurance Co.		USD	5.10%	10/16/44	25,000	$27,906	(1)(2)
						102,594

Media Cable - 1.25%
Charter Communications Operating LLC / Charter Communications Operating Capital		USD	6.48%	10/23/45	100,000	123,323	(1)
Comcast Corp.		USD	4.25%	01/15/33	75,000	84,408
						207,731

Media Other - 1.48%
21st Century Fox America, Inc.		USD	6.65%	11/15/37	25,000	33,602
CBS Corp.		USD	4.85%	07/01/42	50,000	53,344
The Interpublic Group of Cos, Inc.		USD	3.75%	02/15/23	75,000	78,969
Omnicom Group, Inc.:
		USD	3.63%	05/01/22	25,000	26,592
		USD	3.65%	11/01/24	50,000	53,280
						245,787

Metals/Mining/Steel - 0.53%
Newmont Mining Corp.		USD	6.25%	10/01/39	75,000	88,173

Non Captive Finance - 1.10%
Air Lease Corp.		USD	3.88%	04/01/21	75,000	79,219
Discover Bank		USD	4.25%	03/13/26	50,000	53,386
Synchrony Financial		USD	3.70%	08/04/26	50,000	49,623
						182,228

Paper/Forest Products - 0.32%
Packaging Corp. of America		USD	3.90%	06/15/22	50,000	52,817

Pharmaceuticals - 1.91%
Actavis Funding SCS		USD	3.45%	03/15/22	50,000	52,391
Amgen, Inc.		USD	3.63%	05/22/24	50,000	54,007
Gilead Sciences, Inc.		USD	4.50%	02/01/45	75,000	84,099
Teva Pharmaceutical Finance Netherlands III BV		USD	2.20%	07/21/21	125,000	125,186
						315,683

Real Estate Investment Trust (REITs) - 1.88%
Avalonbay Communties, Inc., Series GMTN		USD	3.45%	06/01/25	25,000	26,351
Corporate Office Properties LP		USD	3.60%	05/15/23	50,000	49,983
DDR Corp.		USD	3.38%	05/15/23	75,000	75,737
Digital Realty Trust LP		USD	4.75%	10/01/25	75,000	81,914
Kimco Realty Corp.		USD	3.20%	05/01/21	75,000	77,995
						311,980

	Reference Rate	Currency	Rate	Maturity Date	Principal Amount/ Shares*	Value Expressed (in USD)
Refining - 0.49%
Phillips 66		USD	4.65%	11/15/34	75,000	$82,200

Retail Food/Drug - 0.68%
CVS Pass-Through Trust		USD	6.04%	12/10/28	35,572	41,597
The Kroger Co.		USD	6.90%	04/15/38	50,000	71,338
						112,935

Retail Non Food/Drug - 0.47%
Macy's Retail Holdings, Inc.:
		USD	2.88%	02/15/23	50,000	49,191
		USD	6.90%	04/01/29	25,000	28,549
						77,740

Technology - 2.13%
Alphabet, Inc.		USD	2.00%	08/15/26	100,000	98,441
Apple, Inc.		USD	3.85%	05/04/43	50,000	52,026
Ingram Micro, Inc.		USD	4.95%	12/15/24	25,000	25,308
Oracle Corp.		USD	2.65%	07/15/26	125,000	126,435
Tencent Holdings Ltd.		USD	3.80%	02/11/25	50,000	53,401	(1)
						355,611

Transportation Non Air/Rail - 0.95%
ERAC USA Finance LLC		USD	7.00%	10/15/37	50,000	68,837	(1)
FedEx Corp.		USD	5.10%	01/15/44	75,000	89,237
						158,074

Wireless - 0.30%
Crown Castle International Corp.		USD	2.25%	09/01/21	50,000	49,982

Wirelines - 1.35%
AT&T, Inc.:
		USD	3.00%	06/30/22	25,000	25,790
		USD	6.00%	08/15/40	75,000	91,161
Verizon Communications, Inc.:
		USD	1.75%	08/15/21	50,000	49,646
		USD	5.15%	09/15/23	50,000	58,529
						225,126

TOTAL CORPORATE BONDS						6,388,023
(Cost $6,076,293)

ASSET BACKED/COMMERCIAL MORTGAGE BACKED SECURITIES - 12.49%
1211 Avenue of the Americas Trust, Series 2015-1211		USD	3.90%	08/10/35	25,000	27,979	(1)
Banc of America Funding Corp., Series 2012-R6		USD	0.71%	07/26/36	21,584	21,095	(1)(2)

Reference Rate	Currency	Rate	Maturity Date	Principal Amount/ Shares*	Value Expressed (in USD)
ASSET BACKED/COMMERCIAL MORTGAGE BACKED SECURITIES (continued)
BHMS Mortgage Trust, Series 2014-ATLS	USD	2.00%	07/05/33	25,000	$24,971	(1)(2)
Citigroup Mortgage Loan Trust, Series 2012-1	USD	0.86%	06/25/35	4,360	4,353	(1)(2)
COMM Mortgage Trust, Series 2006-C8	USD	5.31%	12/10/46	49,575	49,580
Ellington Loan Acquisition Trust, Series 2007-1	USD	1.39%	05/28/37	11,707	11,678	(1)(2)
Fannie Mae Pool, Series 2009	USD	5.00%	02/01/23	250,000	276,679
Financial Asset Securities Corp. AAA Trust, Series 2005-2	USD	0.82%	11/26/35	33,670	31,014	(1)(2)
Freddie Mac Non Gold Pool, Series 2012	USD	2.18%	12/01/42	199,192	205,147	(2)
Freddie Mac Whole Loan Securities Trust:
Series 2015-SC02	USD	3.00%	09/25/45	86,484	87,913
Series 2016-SC01	USD	3.50%	07/25/46	169,598	174,552
GAHR Commercial Mortgage Trust, Series 2015-NRF	USD	1.81%	12/15/34	99,084	99,632	(1)(2)
Hyatt Hotel Portfolio Trust, Series 2015-HYT	USD	1.76%	11/15/29	100,000	100,207	(1)(2)
Invitation Homes Trust, Series 2013-SFR1	USD	1.91%	12/17/30	47,408	47,483	(1)(2)
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2007-CB18	USD	5.44%	06/12/47	98,524	99,249
LSTAR Securities Investment Trust:
Series 2015-10	USD	2.49%	11/01/20	58,905	57,726	(1)(2)
Series 2015-9	USD	2.49%	10/01/20	89,334	88,836	(1)(2)
RBSSP Resecuritization Trust:
Series 2012-6	USD	0.83%	11/26/35	47,583	44,331	(1)(2)
Series 2012-6	USD	0.82%	01/26/36	46,311	44,800	(1)(2)
Series 2012-6	USD	0.64%	08/26/36	61,301	59,672	(1)(2)
Santandar Drive Auto Receivables Trust, Series 2013-1	USD	2.27%	01/15/19	100,000	100,636
TAL Advantage V LLC, Series 2013-2A	USD	3.55%	11/20/38	36,250	35,597	(1)
Towd Point Mortgage Trust:
Series 2015-3	USD	3.00%	03/25/54	73,356	74,597	(1)(2)
Series 2015-5	USD	2.75%	05/25/55	43,192	43,712	(1)(2)
Series 2016-3	USD	2.25%	08/25/55	148,000	148,025	(1)(2)
VOLT XXII LLC, Series 2015-NPL4	USD	3.50%	02/25/55	24,429	24,508	(1)(3)
VOLT XXV LLC, Series 2015-NPL8	USD	3.50%	06/26/45	37,089	37,163	(1)(3)
VOLT XXXIII LLC, Series 2015-NPL5	USD	3.50%	03/25/55	16,367	16,408	(1)(3)
VOLT XXXIX LLC, Series 2015-NP13	USD	4.13%	10/25/45	38,962	39,345	(1)(3)

TOTAL ASSET BACKED/COMMERCIAL MORTGAGE BACKED SECURITIES					2,076,888
(Cost $2,061,554)

U.S. TREASURY BONDS/NOTES - 19.00%
U.S. Treasury Bonds	USD	2.50%	02/15/46	425,000	449,031
U.S. Treasury Notes:
	USD	0.75%	02/15/19	250,000	249,253
	USD	1.38%	09/30/20	600,000	605,765

Reference Rate	Currency	Rate	Maturity Date	Principal Amount/ Shares*	Value Expressed (in USD)
U.S. TREASURY BONDS/NOTES (continued)
U.S. Treasury Notes (continued)
	USD	2.00%	11/15/21	925,000	$959,525
	USD	2.75%	02/15/24	250,000	272,661
	USD	2.00%	08/15/25	600,000	621,551

TOTAL U.S. TREASURY BONDS/NOTES					3,157,786
(Cost $3,062,823)

U.S. GOVERNMENT AGENCY MORTGAGE BACKED SECURITIES - 18.28%
FGLMC TBA	USD	3.50%	09/14/16	50,000	52,637	(4)
FHLMC TBA	USD	3.00%	09/14/16	100,000	103,711	(4)
FNMA TBA:
	USD	3.00%	09/14/16	500,000	518,555	(4)
	USD	3.50%	09/14/16	925,000	974,502	(4)
	USD	4.00%	09/14/16	525,000	562,283	(4)
	USD	4.50%	09/14/16	375,000	409,599	(4)
	USD	2.50%	09/19/16	100,000	103,289	(4)
	USD	3.00%	09/19/16	300,000	314,013	(4)

TOTAL U.S. GOVERNMENT AGENCY MORTGAGE BACKED SECURITIES					3,038,589
(Cost $3,035,617)

SHORT TERM INVESTMENTS - 8.15%
Money Market Mutual Funds - 8.15%
Dreyfus Institutional Cash Advantage Fund - Institutional Advantage Class (7-Day Yield)	USD	0.34%	N/A	1,354,117	1,354,117

TOTAL SHORT TERM INVESTMENTS					1,354,117
(Cost $1,354,117)

Total Investments - 96.35%					16,015,403
(Cost $15,590,404)
Other Assets in Excess of Liabilities - 3.65%					605,994

Net Assets - 100.00%					$16,621,397

* The principal amount/shares of each security is stated in the currency in which the security is denominated.

Currency Abbreviations:
USD	-	United States Dollar

(1)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration.  Total market value of Rule 144A securities amounts to $1,889,405, which represents approximately 11.37% of net assets as of August 31, 2016.

(2)	Floating or variable rate security. Interest rate disclosed is that which is in effect as of August 31, 2016.
(3)	Step bond. Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect as of August 31, 2016.
(4)	Investment purchased on a delayed delivery basis.

See Notes to Quarterly Statement of Investments

Stone Harbor Strategic Income Fund	Statement of Investments
August 31, 2016 (Unaudited)

	Currency	Rate	Shares*	Value Expressed (in USD)

OPEN-END FUNDS - 98.06%
Stone Harbor Emerging Markets Debt Fund	USD	N/A	752,186	$8,048,388	(1)
Stone Harbor High Yield Bond Fund	USD	N/A	1,666,717	13,650,416	(1)
Stone Harbor Investment Grade Fund	USD	N/A	1,565,687	16,611,941	(1)
				38,310,745

TOTAL OPEN-END FUNDS				38,310,745
(Cost $39,028,051)

Counterparty		Currency	Expiration Date	Exercise Price	Number of Contracts	Value Expressed (in USD)
PURCHASED OPTIONS - 0.00%(2)
Foreign Currency Put Option - 0.00%(2)
USD Call / EUR Put	J.P. Morgan Chase & Co.	EUR	09/12/2016	1.04	1,633,170	11

TOTAL PURCHASED OPTIONS						11
(Cost $20,267)

Total Investments - 98.06%						38,310,756
(Cost $39,048,318)
Other Assets In Excess of Liabilities - 1.94%						758,479	(3)

Net Assets - 100.00%						$39,069,235
(Cost $39,028,051)

* The shares of each security is stated in the currency in which the security is denominated.

Currency Abbreviations:
EUR	-	Euro Currency
GBP	-	Great Britain Pound
MXN	-	Mexican Peso
USD	-	United States Dollar

(1)	Affiliated with the Fund, as each is a series of Stone Harbor Investment Funds and has the same investment adviser.
(2)	Less than 0.005%.
(3)	Includes cash which is being held as collateral for futures contracts.

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS

Counterparty	Foreign Currency	Contracted Amount**	Purchase/Sale Contract	Settlement Date	Current Value	Unrealized Appreciation/ (Depreciation)

Citigroup Global Markets	GBP	142,600	Sale	10/11/16	$187,426	$107
J.P. Morgan Chase & Co.	EUR	299,100	Purchase	09/09/16	333,767	582
J.P. Morgan Chase & Co.	GBP	125,200	Sale	09/09/16	164,445	582
						$1,271

Citigroup Global Markets	EUR	299,100	Sale	09/09/16	$333,767	$(922)

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS (continued)

Counterparty	Foreign Currency	Contracted Amount**	Purchase/Sale Contract	Settlement Date	Current Value	Unrealized Appreciation/ (Depreciation)
Citigroup Global Markets	GBP	125,200	Purchase	09/09/16	$164,445	$(70)
Citigroup Global Markets	MXN	14,514,500	Purchase	09/12/16	770,883	(9,937)
J.P. Morgan Chase & Co.	EUR	307,100	Sale	10/11/16	343,164	(572)
						$(11,501)

**    The contracted amount is stated in the currency in which the contract is denominated.

FUTURES CONTRACTS

Description	Position	Contracts	Currency	Expiration Date	Notional Amount***	Unrealized Appreciation/(Depreciation)
Euro-Bund Future	Long	26	EUR	9/08/16	4,351,880	$93,798
US 10Yr Note Future	Short	(67)	USD	12/20/16	(8,771,767)	1,047
					(4,419,887)	$94,845

Long Gilt Future	Long	7	GBP	12/28/16	920,710	$(735)
US Ultra T-Bond	Long	2	USD	12/20/16	374,938	(750)
					1,295,647	$(1,485)

***    The notional amount of each security is stated in the currency in which the security is denominated.

See Notes to Quarterly Statement of Investments

Stone Harbor Emerging Markets Debt Allocation Fund	Statement of Investments
August 31, 2016 (Unaudited)

	Currency	Rate	Shares*	Value Expressed (in USD)

OPEN-END FUNDS - 99.98%
Stone Harbor Emerging Markets Debt Fund	USD	N/A	3,258,055	34,861,193	(1)
Stone Harbor Local Markets Fund	USD	N/A	4,262,610	35,337,033	(1)(2)(2)
				70,198,226

TOTAL OPEN-END FUNDS				70,198,226
(Cost $64,880,454)

Total Investments - 99.98%				70,198,226
(Cost $64,880,454)
Other Assets In Excess of Liabilities - 0.02%				15,830

Net Assets - 100.00%				$70,214,056

* The shares of each security is stated in the currency in which the security is denominated.

Currency Abbreviations:
EUR	-	Euro Currency
INR	-	Indian Rupee
USD	-	United States Dollar

(1)	Affiliated with the Fund, as each is a series of Stone Harbor Investment Funds and has the same investment adviser.
(2)	Non-income producing security.

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS

Counterparty	Foreign Currency	Contracted Amount**	Purchase/Sale Contract	Settlement Date	Current Value	Unrealized Appreciation/ (Depreciation)

Citigroup Global Markets	EUR	643,000	Sale	09/08/16	$717,494	$1,629
J.P. Morgan Chase & Co.	INR	48,347,310	Purchase	09/30/16	718,092	1,092
						$2,721

**    The contracted amount is stated in the currency in which the contract is denominated.

See Notes to Quarterly Statement of Investments

Stone Harbor Investment Funds	Notes to Quarterly Statements of Investments
August 31, 2016 (Unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Stone Harbor Investment Funds, which consists of Stone Harbor Emerging Markets Debt Fund, Stone Harbor High Yield Bond Fund, Stone Harbor Local Markets Fund, Stone Harbor Emerging Markets Corporate Debt Fund, Stone Harbor Investment Grade Fund, Stone Harbor Strategic Income Fund, and Stone Harbor Emerging Markets Debt Allocation Fund (each, a “Fund” and together, the “Funds”) is a Massachusetts business trust (the “Trust”), organized on February 20, 2007 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Shares of each Fund are currently divided into two classes, designated Institutional Class Shares and Distributor Class Shares. As of the date of this report, Distributor Class shares were not offered for sale in each Fund. The Trust’s Declaration of Trust permits the Trustees to create additional funds and share classes.

The Emerging Markets Debt Fund’s investment objective is to maximize total return. The Fund normally will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in Emerging Markets Fixed Income Securities. “Emerging Markets Fixed Income Securities” include fixed income securities and derivative instruments (including, but not limited to, spot and currency contracts, futures, options and swaps) that economically are tied to countries with emerging securities markets or whose performance is linked to those countries’ markets, economies or ability to repay loans. Emerging Markets Fixed Income Securities may be denominated in non‐U.S. currencies or the U.S. dollar. A security or instrument is economically tied to an emerging market country if it is principally traded on the country’s securities markets or the issuer is organized or principally operates in the country, derives a majority of its income from its operations within the country or has a majority of its assets within the country. Emerging Markets Fixed Income Securities also include derivatives and other instruments used to hedge or gain exposure to emerging securities markets (for example, futures or other derivatives whose return is based on specific emerging markets securities or indices).

The High Yield Bond Fund’s investment objective is to maximize total return. The Fund will normally invest at least 80% of its net assets (plus any borrowings made for investment purposes) in High Yield Debt Securities. “High Yield Debt Securities” include fixed income securities and derivative instruments (including, but not limited to, spot and currency contracts, futures, options and swaps) rated below investment grade (or, if unrated, of comparable quality as determined by Stone Harbor Investment Partners LP (the “Adviser” or “Stone Harbor”). These types of securities and instruments are commonly referred to as “high yield” securities or “junk bonds,” and may include, among other things, bonds, debentures, notes, equipment trust certificates, commercial paper, commercial loans, preferred stock and other obligations of U.S. and non‐U.S. issuers. High Yield Debt Securities also include securities or other instruments whose return is based on the return of high yield securities, including derivative instruments and instruments created to hedge or gain exposure to the high yield markets.

The Local Markets Fund’s investment objective is to maximize total return. The Fund normally will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in Emerging Markets Investments. “Emerging Markets Investments” include fixed income securities and derivative instruments (including, but not limited to, spot and currency contracts, futures, options and swaps) that economically are tied to an emerging market country, which are denominated in the predominant currency of the local market of an emerging market country (an “Emerging Markets Currency”) or whose performance is linked to those countries’ currencies, markets, economies or ability to repay loans. Although under normal circumstances a significant portion of the Fund’s investments will be denominated in Emerging Markets Currencies, Emerging Markets Investments may be denominated in non‐Emerging Markets Currencies, including the U.S. dollar. A security or instrument is economically tied to an emerging market country if it is principally traded on the country’s securities markets or the issuer is organized or principally operates in the country, derives a majority of its income from its operations within the country or has a majority of its assets within the country. Emerging Markets Investments also include Emerging Markets Currencies and derivatives and other instruments used to hedge or gain exposure to emerging securities markets or Emerging Markets Currencies (for example, futures or other derivatives whose return is based on specific emerging markets securities, emerging markets indices or Emerging Markets Currencies).

The Emerging Markets Corporate Debt Fund’s investment objective is to maximize total return. The Fund normally will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in Emerging Markets Corporate Debt Investments. “Emerging Markets Corporate Debt Investments” are debt instruments, including loans, issued by corporations or other business organizations that are economically tied to an emerging market country. A corporation or other business organization is economically tied to an emerging market country if it issues securities that are principally traded on the country’s securities markets or if it is organized or principally operates in the country, derives a majority of its income from its operations within the country or has a majority of its assets within the country. Emerging Markets Corporate Debt Investments also include derivative instruments used for hedging purposes or to otherwise gain or reduce long or short exposure to Emerging Markets Corporate Debt Investments.

The Investment Grade Fund’s investment objective is to maximize total return. The Fund invests in various types of fixed income securities and under normal market conditions will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in Investment Grade Debt Securities. “Investment Grade Debt Securities” include fixed income securities that are rated investment grade by any of Moody’s Investors Services, Inc., Standard & Poor’s Rating Services, Fitch Ratings Limited, DBRS or other qualified rating agencies or, if unrated, are determined by the Adviser to be of comparable quality, and derivative instruments related to those securities.

The Strategic Income Fund’s investment objective is to maximize total return. The Fund is intended to provide broad exposure to global credit markets. The Fund, either directly or through investment in the underlying funds (defined below), may invest in a broad variety of fixed income and other income producing securities and instruments (including derivatives), and will not be limited in terms of type of instrument, geography, credit rating or duration. The Fund may invest all or a significant portion of its assets in Stone Harbor Investment Grade Fund, Stone Harbor High Yield Bond Fund, Stone Harbor Emerging Markets Debt Fund, Stone Harbor Local Markets Fund and Stone Harbor Emerging Markets Corporate Debt Fund and other funds sponsored or advised by the Adviser (together, the “underlying funds”). The Fund is not required to invest in the underlying funds, and from time to time may not be invested in any underlying fund. In addition to investing in the underlying funds, the Fund may invest directly in fixed income securities and in other instruments and transactions.

The Emerging Markets Debt Allocation Fund’s investment objective is to maximize total return. The Fund, either directly or through investment in the underlying funds (defined below), will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in Emerging Markets Investments. Emerging Markets Investments include  fixed income securities and other income producing securities and derivative instruments (including, but not limited to, spot and currency contracts, futures, options and swaps), that economically are tied to an emerging market country or whose performance is linked to those countries’ currencies, markets, economies or ability to repay loans. The Fund may invest all or a significant portion of its assets in Stone Harbor Emerging Markets Debt Fund and Stone Harbor Local Markets Fund (together, the “underlying funds”). The Fund is not required to invest in the underlying funds, and from time to time may not be invested in any underlying fund. In addition to investing in the underlying funds, the Fund may invest directly in fixed income securities and in other instruments and transactions.

The Emerging Markets Debt Fund and Local Markets Fund are each classified as “non‐diversified” under the 1940 Act. As a result, these Funds can invest a greater portion of the respective Fund’s assets in obligations of a single issuer than a “diversified” fund. These Funds may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence. The High Yield Bond Fund, Emerging Markets Corporate Debt Fund, Investment Grade Fund, Strategic Income Fund, and Emerging Markets Debt Allocation Fund are diversified funds. The Emerging Markets Corporate Debt Fund was previously classified as a non‐diversified investment company for purposes of the 1940 Act. As a result of ongoing operations, the Emerging Markets Corporate Debt Fund is now classified as a diversified company.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their Statement of Investments. Each Fund is considered an investment company for financial reporting purposes under generally accepted accounting principles in the United States of America (“GAAP”).The policies are in conformity with GAAP. The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuation: Sovereign debt obligations, corporate bonds, convertible corporate bonds, and U.S. Treasury bonds, are generally valued at the mean between the closing bid and asked prices provided by an independent pricing service. The pricing services generally uses market models that consider trade data, yields, spreads, quotations from dealers and active market makers, credit worthiness, market information on comparable securities, and other relevant security specific information. Asset backed/commercial mortgage backed securities are generally valued at the mean between the closing bid and asked prices provided by an independent pricing service. The pricing service generally use models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Bank loans are primarily valued by a loan pricing provider using a composite loan price at the mean of the bid and ask prices from one or more brokers of dealers. Credit Linked securities are generally valued using quotations from broker through which the Fund executed the transaction. The broker’s quotation considers cash flows, default and recovery rates, and other security specific information.. Equity securities for which market quotations are available are generally valued at the last sale price or official closing price on the primary market or exchange on which they trade. If on a given day, a closing price is not available on the exchange the equity security is valued at the mean between the closing bid and asked prices, as such prices are provided by a pricing service. Publicly traded foreign government debt securities are typically traded internationally in the over the counter market, and are valued at the mean between the bid and asked prices as of the close of business of that market. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Funds calculate their net asset value, the Funds may value these investments at fair value as determined in accordance with the procedures approved by the Funds’ Board of Trustees (the “Board”). Short term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value. Open end funds and money market mutual funds are valued at their net asset value. Futures contracts are ordinarily valued at the last sales price on the securities or commodities exchange on which they are traded. Over the counter (“OTC”) traded derivatives (primarily swaps and foreign currency options) are generally priced by an independent pricing service. OTC traded credit default swaps are valued by the independent pricing source using a mid price that is calculated based on data an independent pricing source receives from dealers. OTC traded foreign currency options are valued by an independent pricing source using mid foreign exchange rates against USD for all currencies at 4:00 p.m. EST. Derivatives which are cleared by an exchange are priced by using the last price on such exchange. Foreign currency positions including forward currency contracts are priced at the mean between the closing bid and asked prices at 4:00 p.m. Eastern time. A three-tier hierarchy has been established to measure fair value based on the extent of use of “observable inputs” as compared to “unobservable inputs” for disclosure purposes and requires additional disclosures about these valuations measurements. Inputs refer broadly to the assumptions that market participants would use in pricing a security. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the security developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the security developed based on the best information available in the circumstances.

The three-tier hierarchy is summarized as follows:

Level 1 —	Unadjusted quoted prices in active markets for identical assets or liabilities that a Fund has the ability to access.

Level 2 —
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curve, rates, and similar data.

Level 3 —
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of each Fund’s investments and financial instruments based on the three-tier hierarchy as of August 31, 2016:

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Stone Harbor Emerging Markets Debt Fund
Sovereign Debt Obligations	$–	$1,172,344,034	$–	$1,172,344,034
Bank Loans	–	–	28,179,137	28,179,137
Corporate Bonds	–	314,438,016	–	314,438,016
Credit Linked Notes	–	–	7,093,598	7,093,598
Short Term Investments	45,745,923	–	–	45,745,923
Total	$45,745,923	$1,486,782,050	$35,272,735	$1,567,800,708

Other Financial Instruments**
Assets
Forward Foreign Currency Contracts	$–	$217,242	$–	$217,242
Credit Default Swap Contracts	–	1,132,803	–	1,132,803
Liabilities
Forward Foreign Currency Contracts	–	(276,071)	–	(276,071)
Total	$–	$1,073,974	$–	$1,073,974

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Stone Harbor High Yield Bond Fund
Corporate Bonds	$–	$234,606,809	$–	$234,606,809
Bank Loans	–	16,745,224	–	16,745,224
Common/Preferred Stocks	281,765	195,791	–	477,556
Short Term Investments	5,262,597	–	–	5,262,597
Total	$5,544,362	$251,547,824	$–	$257,092,186

Other Financial Instruments**
Assets
Forward Foreign Currency Contracts	$–	$6,146	$–	$6,146
Liabilities
Forward Foreign Currency Contracts	–	(6,364)	–	(6,364)
Total	$–	$(218)	$–	$(218)

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Stone Harbor Local Markets Fund
Sovereign Debt Obligations	$–	$792,528,172	$–	$792,528,172
Corporate Bonds	–	35,155,840	–	35,155,840
Short Term Investments	34,294,005	–	–	34,294,005
Total	$34,294,005	$827,684,012	$–	$861,978,017

Other Financial Instruments**
Assets
Forward Foreign Currency Contracts	$–	$3,011,527	$–	$3,011,527
Liabilities
Forward Foreign Currency Contracts	–	(2,695,235)	–	(2,695,235)
Total	$–	$316,292	$–	$316,292

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Stone Harbor Emerging Markets Corporate Debt Fund
Corporate Bonds	$–	$14,754,185	$–	$14,754,185
Short Term Investments	37,917	–	–	37,917
Total	$37,917	$14,754,185	$–	$14,792,102

Other Financial Instruments**
Assets
Forward Foreign Currency Contracts	$–	$1,410	$–	$1,410
Liabilities
Forward Foreign Currency Contracts	–	(147)	–	(147)
Total	$–	$1,263	$–	$1,263

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Stone Harbor Investment Grade Fund
Corporate Bonds	$–	$6,388,023	$–	$6,388,023
Asset Backed/Commercial Mortgage Backed Securities	–	2,076,888	–	2,076,888
U.S. Treasury Bonds/Notes	–	3,157,786	–	3,157,786
U.S. Government Agency Mortgage Backed Securities	–	3,038,589	–	3,038,589
Short Term Investments	1,354,117	–	–	1,354,117
Total	$1,354,117	$14,661,286	$–	$16,015,403

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Stone Harbor Strategic Income Fund
Open-End Funds	$38,310,745	$–	$–	$38,310,745
Purchased Options	–	11	–	11
Total	$38,310,745	$11	$–	$38,310,756

Other Financial Instruments**
Assets
Forward Foreign Currency Contracts	$–	$1,271	$–	$1,271
Futures Contracts	94,845	–	–	94,845
Liabilities
Forward Foreign Currency Contracts	–	(11,501)	–	(11,501)
Futures Contracts	(1,485)	–	–	(1,485)
Total	$93,360	$(10,230)	$–	$83,130

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Stone Harbor Emerging Markets Debt Allocation Fund
Open-End Funds	$70,198,226	$–	$–	$70,198,226
Total	$70,198,226	$–	$–	$70,198,226

Other Financial Instruments**
Assets
Forward Foreign Currency Contracts	$–	$2,721	$–	$2,721
Total	$–	$2,721	$–	$2,721

*	For detailed Industry/Country descriptions, see accompanying Statements of Investments.
** Other financial instruments are derivative instruments not reflected in the Statements of Investments. The derivatives shown in this table are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value.

It is the Fund’s policy to recognize transfers into and out of all levels at the end of the reporting period. For the three months ended August 13, 2016, the Stone Harbor High Yield Bond Fund had the following transfers between Level 1 and 2:

	Level 1		Level 2
	T ransfers In	T ransfers (Out)	Transfers In	Transfers (Out)
Common/Preferred Stocks	$12,240	$-	$-	$(12,240)
Tota l	$12,240	$-	$-	$(12,240)

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Balance as of May 31, 2016	Accrued discount/ premium	Return of Capital	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Purchases	Sales Proceeds	Transfer into Level 3	Transfer out of Level 3	Balance as of August 31, 2016	Net change in unrealized appreciation/ (depreciation) included in the Statements of Operations attributable to Level 3 investments held at August 31, 2016
Stone Harbor Emerging Markets Debt Fund
Bank Loans	$19,440,382	$-	$-	$-	$738,755	$8,000,000	$-	$-	$-	$28,179,137	$738,755
Credit Linked Notes	25,970,744	455,318		(5,763,276)	8,134,206		(21,703,394)			7,093,598	1,098,519
Total	$45,411,126	$455,318	$-	$(5,763,276)	$8,872,961	$8,000,000	$(21,703,394)	$-	$-	$35,272,735	$1,837,274

Investments in Securities	Balance as of May 31, 2016	Accrued discount/ premium	Return of Capital	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation) Purchases		Sales Proceeds	Transfer into Level 3	Transfer out of Level 3	Balance as of August 31, 2016	Net change in unrealized appreciation/ (depreciation) included in the Statements of Operations attributable to Level 3 investments held at August 31, 2016
Stone Harbor High Yield Bond Fund
Bank Loans	$618,388	$201	$-	$-	$(964	)$-	$-	$-	$(617,625)	$-	$-
Total	$618,388	$201	$-	$-	$(964	)$-	$-	$-	$(617,625)	$-	$-

All level 3 investments have values determined utilizing third party pricing information without adjustment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

In the event a Board approved independent pricing service is unable to provide an evaluated price for a security or the Adviser believes the price provided is not reliable, securities of the Funds may be valued at fair value as described above. In these instances the Adviser may seek to find an alternative independent source, such as a broker/dealer to provide a price quote, or by using evaluated pricing models similar to the techniques and models used by the independent pricing service. These fair value measurement techniques may utilize unobservable inputs (Level 3). On at least a quarterly basis, the Adviser presents the factors considered in determining the fair value measurements and presents that information to the Board which meets at least quarterly.

Security Transactions and Investment Income: Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Funds determine the existence of a dividend declaration after exercising reasonable due diligence. Dividend income received from underlying affiliated funds is generally reinvested back into the underlying fund. If applicable, any foreign capital gains taxes are accrued, net of unrealized gains, and are payable upon the sale of such investments.  The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Funds’ policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE (normally, 4:00 p.m. Eastern time). The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Foreign Securities: The Funds may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Credit Linked Notes: The Funds may invest in credit linked notes to obtain economic exposure to high yield, emerging markets or other securities. Investments in a credit linked note typically provide the holder with a return based on the return of an underlying reference instrument, such as an emerging market bond. Like an investment in a bond, investments in credit-linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. In addition to the risks associated with the underlying reference instrument, an investment in a credit linked note is also subject to liquidity risk, market risk, interest rate risk and the risk that the counterparty will be unwilling or unable to meet its obligations under the note.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that a Fund either deliver collateral or segregate assets in connection with certain investments (e.g., foreign currency exchange contracts, securities with extended settlement periods, and swaps) or certain borrowings (e.g., reverse repurchase agreements), the Fund will segregate collateral or designate on its books and records cash or other liquid securities having a value at least equal to the amount that is required to be physically segregated for the benefit of the counterparty. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit cash or securities as collateral for certain investments. Cash collateral that has been pledged to cover obligations of a Fund is included on the Statement of Investments.

Loan Participations and Assignments: The Funds may invest in loans arranged through private negotiation between one or more financial institutions. The Funds’ investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Funds generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower and the Funds may not benefit directly from any collateral supporting the loan in which they have purchased the participation.

While some loans are collateralized and senior to an issuer’s other debt securities, other loans may be unsecured and/or subordinated to other securities. Some senior loans, such as bank loans, may be illiquid and generally tend to be less liquid than many other debt securities.

The Funds may also invest in unfunded loan commitments, which are contractual obligations for future funding. Information regarding unfunded commitments is included at the end of the Funds’ Statements of Investments.

The Funds assume the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Funds and the borrower. In the event of the insolvency of the lender selling the participation, the Funds may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. Loans may not be considered “securities”, and purchasers, such as the Funds, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.

Inflation‐Indexed Bonds: Certain Funds may invest in inflation indexed bonds. Inflation‐indexed bonds are fixed‐income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation‐indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation.

Mortgage-Related and Other Asset-Backed Securities: Certain Funds may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

U.S. Government Agencies or Government-Sponsored Enterprises: Certain Funds may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S.  Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

Forward Commitments: Certain Funds may contract to purchase securities for a fixed price at a transaction date beyond the customary settlement period (i.e., “when-issued,” “delayed-delivery,” “forward commitment,” or “To Be Announced (“TBA”) transactions”) consistent with a Fund’s ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by a Fund to purchase securities for a predetermined price or yield with payment and delivery taking place more than three days in the future or after a period longer than the customary settlement period for that type of security. No interest will be earned by a Fund on such purchases until the securities are delivered; however, the market value may change prior to delivery. A Fund will not engage in these transactions for investment leverage.

When-issued securities involve the risk that the yield obtained in the transaction will be less than that available in the market when delivery takes place. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in value based upon changes in the value of the security or general level of interest rates. In when-issued and delayed-delivery transactions, a Fund relies on the seller to complete the transaction; the seller’s failure to do so may cause a Fund to miss an advantageous price or yield.

The Funds may enter into TBA commitments. TBA commitments are forward agreements for the purchase or sale of mortgage‐backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. The Funds generally enter into TBA commitments with the intent to take possession of or deliver the underlying mortgage‐backed securities but can extend the settlement or roll the transaction. Regulatory developments may limit the ability of a Fund to engage in TBA transactions to the extent desired.

Unsettled TBA sale (purchase) commitments are valued at the current market value of the underlying securities. The contract is adjusted to market value daily, and the change in market value is recorded by the Fund as an unrealized gain or loss. If the TBA sale (purchase) commitment is closed through the acquisition of an offsetting purchase (sale) commitment, the Fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

Credit and Market Risk: The Funds invest in high yield and emerging market instruments that are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Funds’ investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Funds. The Funds’ investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations. Investments in derivatives are also subject to credit and market risks.

2. DERIVATIVE INSTRUMENTS

Risk Exposure and the Use of Derivative Instruments: The Funds’ investment objectives allow the Funds to enter in various types of derivatives contracts. In doing so, the Funds employ strategies in differing combinations to permit them to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that may make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors. In pursuit of their investment objectives, the Funds may seek to use derivatives to increase or decrease their exposure to the following market risk factors, among others:

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Foreign Exchange Rate Risk. Foreign exchange risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

The Funds’ use of derivatives can result in losses due to unanticipated changes in these risk factors and the overall market. In instances where the Funds are using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows each Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Funds’ performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Typically, the associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Funds will not be able to sell or close out the derivative in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. Associated risks can be different for each type of derivative and are discussed by each derivative type below in the notes that follow.

Derivatives are also subject to the risk of possible regulatory changes, which could adversely affect the availability and performance of derivative securities, make them more costly and limit or restrict their use by the Fund, which could prevent the Fund from implementing its investment strategies and adversely affect returns.

Forward Foreign Currency Contracts. Certain Funds engaged in currency transactions with counterparties during the period ended August 31, 2016 to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value, to gain or reduce exposure to certain currencies, or to generate income or gains. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Funds as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished. The Funds bear the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Futures Contracts: Certain Funds invested in futures contracts during the period ended August 31, 2016 in accordance with their investment objectives. Each Fund does so for a variety of reasons including for cash management, hedging or non‐hedging purposes in an attempt to achieve investment returns consistent with the Fund’s investment objective. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Futures contract transactions may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, a Fund could be exposed to risk if the counterparties to the contracts are unable to meet the terms of their contracts. With exchange‐traded futures contracts, there is minimal counterparty credit risk to the Funds since futures contracts are exchange‐traded and the exchange’s clearinghouse, as counterparty to all exchange‐traded futures contracts, guarantees the futures contracts against default.

When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its broker a specified amount of liquid assets (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to a Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each day a Fund may pay or receive cash, called “variation margin,” equal to the daily change in value of the futures contract. Such payments or receipts are recorded for financial statement purposes as unrealized gains or losses by a Fund. Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between a Fund and the broker of the amount one would owe the other if the futures contract expired. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Swap Agreements: Certain Funds invested in swap agreements during the period ended August 31, 2016. Swap agreements are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over the counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund may enter into credit default swaps, interest rate swaps, total return swaps on individual securities or groups or indices of securities for hedging, investment or leverage purposes. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked‐to‐market daily and changes in value, including the accrual of periodic amounts of interest, are recorded daily.  Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”). Each day the Fund may pay or receive cash, equal to the variation margin of the centrally cleared swap. OTC swap payments received or paid at the beginning of the measurement period represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, interest rates, and other relevant factors).  Generally, the basis of the OTC swaps is the unamortized premium received or paid.  The periodic swap payments received or made by the Fund are recorded as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities. When the swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any.

Credit Default Swap Contracts: Certain Funds entered into credit default swap contracts during the period ended August 31, 2016 for hedging purposes to gain market exposure or to add leverage to its portfolio. When used for hedging purposes, a Fund is the buyer of a credit default swap contract. In that case, the Fund is entitled to receive the par (or other agreed upon) value of a referenced debt obligation, index or other investment from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign issuer, on the referenced debt obligation. In return, the Fund would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no event of default occurs, the Fund has spent the stream of payments and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, the Fund receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, the Fund effectively adds leverage to its portfolio because, in addition to its total assets, the Fund is subject to investment exposure on the notional amount of the swap.

In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they may be difficult to value, are highly susceptible to liquidity and credit risk and generally pay a return to the counterparty only in the event of an actual default by the issuer of the underlying obligation, as opposed to a credit downgrade or other indication of financial difficulty.

Interest Rate Swap Contracts: Certain Fund entered into interest rate swap agreements during the period ended August 31, 2016. Interest rate swap contracts involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero costs and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

3. AFFILIATED COMPANIES

Funds may invest in certain securities that are considered securities issued by affiliated companies. As defined by the 1940 Act, an affiliated person, including an affiliated company, is one in which a Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The purchases, sales, dividend income, capital gains, return of capital distributions received, shares and value of investments  in affiliated companies for the period ended August 31, 2016 were as follows:

Stone Harbor Strategic Income Fund
Security Name	Share Balance June 1, 2016	Purchases	Sales	Share Balance August 31, 2016	Dividend Income	Realized Loss	Market Value August 31, 2016
Stone Harbor Emerging Markets Debt Fund	749,205	30,781	27,800	752,186	$129,853	$(11,535)	$8,048,388
Stone Harbor High Yield Bond Fund	1,602,382	64,335		1,666,717	176,262		13,650,416
Stone Harbor Investment Grade Fund	1,517,054	48,633		1,565,687	75,853		16,611,941
	3,868,641	143,749	27,800	3,984,590	$381,968	($ 11,535)	$38,310,745

Stone Harbor Emerging Markets Debt Allocation Fund
Security Name	Share Balance June 1, 2016	Purchases	Sales	Share Balance August 31, 2016	Dividend Income	Realized Loss	Market Value August 31, 2016
Stone Harbor Emerging Markets Debt Fund	3,307,937	124,959	174,841	3,258,055	$1,132,490	$25,165	$34,861,193
Stone Harbor Local Markets Fund	4,386,315	94,270	217,975	4,262,610		(79,664)	35,337,033
	7,694,252	219,229	392,816	7,520,665	$1,132,490	$(54,499)	$70,198,226

Stone Harbor Strategic Income Fund
Security Name	Share Balance June 1, 2015	Purchases	Sales	Share Balance February 29, 2016	Dividend Income	Realized Loss	Market Value February 29, 2016
Stone Harbor Emerging Markets Debt Fund	969,132	108,656	341,058	736,730	$399,824	$(231,029)	$7,050,509
Stone Harbor High Yield Bond Fund	1,569,300	199,536	188,542	1,580,294	567,030	(196,688)	11,947,020
Stone Harbor Investment Grade Fund	952,172	607,662	63,786	1,496,048	275,102	(16,372)	15,274,650
					$1,241,956	$(444,089)	$34,272,179

Stone Harbor Emerging Markets Debt Allocation Fund
Security Name	Share Balance June 1, 2015	Purchases	Sales	Share Balance February 29, 2016	Dividend Income	Realized Loss	Market Value February 29, 2016
Stone Harbor Emerging Markets Debt Fund	3,994,289	2,975,547	891,328	6,078,508	$2,878,681	$(1,761,896)	$58,171,321
Stone Harbor Local Markets Fund	5,205,538	3,887,167	844,649	8,248,056	-	(1,157,247)	60,293,293
					$2,878,681	$(2,919,143)	$118,464,614

3. unrealized appreciation and depreciation on investments (tax basis)

At August 31, 2016 the aggregate gross unrealized appreciation and depreciation of investments for federal income purposes were as follows:

Stone Harbor Emerging Markets Debt Fund
Gross appreciation on investments (excess of value over tax cost)	$95,433,205
Gross depreciation on investments (excess of tax cost over value)	(11,225,402)
Net unrealized appreciation	$84,207,803
Cost of investments for income tax purposes	$1,483,592,905

Stone Harbor High Yield Bond Fund
Gross appreciation on investments (excess of value over tax cost)	$10,303,776
Gross depreciation on investments (excess of tax cost over value)	(12,944,929)
Net unrealized depreciation	$(2,641,153)
Cost of investments for income tax purposes	$259,759,634

Stone Harbor Local Markets Fund
Gross appreciation on investments (excess of value over tax cost)	$16,127,259
Gross depreciation on investments (excess of tax cost over value)	(132,117,929)
Net unrealized depreciation	$(115,990,670)
Cost of investments for income tax purposes	$977,968,687

Stone Harbor Emerging Markets Corporate Debt Fund
Gross appreciation on investments (excess of value over tax cost)	$734,540
Gross depreciation on investments (excess of tax cost over value)	(120,448)
Net unrealized appreciation	$614,092
Cost of investments for income tax purposes	$14,178,010

Stone Harbor Investment Grade Fund
Gross appreciation on investments (excess of value over tax cost)	$433,724
Gross depreciation on investments (excess of tax cost over value)	(9,489)
Net unrealized appreciation	$424,235
Cost of investments for income tax purposes	$15,591,168

Stone Harbor Strategic Income Fund
Gross appreciation on investments (excess of value over tax cost)	$756,073
Gross depreciation on investments (excess of tax cost over value)	(1,563,882)
Net unrealized depreciation	$(807,809)
Cost of investments for income tax purposes	$39,118,565

Stone Harbor Emerging Markets Debt Allocation Fund
Gross appreciation on investments (excess of value over tax cost)	$3,598,482
Gross depreciation on investments (excess of tax cost over value)	(3,195)
Net unrealized appreciation	$3,595,287
Cost of investments for income tax purposes	$66,602,939

Item 2.	Controls and Procedures.

(a)
The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective as of a date within 90 days of the filing date of this Report.

(b)
There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 3.	Exhibits.

Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as Exhibit 99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Stone Harbor Investment Funds

By:	/s/ Peter J. Wilby
Peter J. Wilby
President and Chief Executive Officer/ Principal Executive Officer

Date:	October 28,2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Peter J. Wilby
Peter J. Wilby
President and Chief Executive Officer/ Principal Executive Officer

Date:	October 28,2016

By:	/s/ Thomas M. Reynolds
Thomas M. Reynolds
Principal Financial Officer/ Principal Accounting Officer

October 28,2016